Exhibit 99.2

PRIVATE & CONFIDENTIAL
Portfolio & Servicing Review Project Durham – Pool B prepared for Bradford & Bingley plc by Clayton Euro Risk Ltd

September 2017

Contents

EXECUTIVE SUMMARY	2	Overview	22
BACKGROUND	4	File Sample Review	22
TERMS OF REFERENCE	5	Occupancy	23
Data Tapes	5	Overview	23
Sampling	5	File Sample Review	23
Pool B – Provisional Portfolio as at 31st March 2017	6	Security Claims	24
Pool B Random Sample	6	File Sample Review	24
Pool B as at 30th June 2017	7	Property and Title	24
Pool B Random Sample	7	File Sample Review	24
Information Available to Reviewers	8	Legal Disputes	25
Documents	8	File Sample Review	25
Loan Files	8	Fraud	25
Systems & Technology	8	File Sample Review	25
Interviews / Meetings	10	Bankruptcy	25
EVIDENT RISK	11	Overview	25
Rental Income	12	Process	25
Overview	12	File Sample Review	26
File Sample Review	14	Random Sample Summary	26
Summary	14	LPA Receivers	26
Term Date Approaching / Passed	14	Overview	26
Overview	14	Process	26
Process	15	File Sample Review	26
File Sample Review	15	Random Sample Summary	27
Random Sample Summary	15	PRIMARY SERVICING	28
Selected Sample Summary	16	Rate Change	28
Vulnerable Customers	16	Overview	28
Overview	16	Process	28
Process	17	Selected Sample Summary	28
File Sample Review	17	Interest Charged	28
Random Sample Summary	17	Overview	28
Selected Sample Summary	17	Process	28
Underwriting Policy	18	Selected Sample Summary	29
Overview	18	Redemptions	29
File Sample Review	19	Overview	29
Customer Campaigns and Remediation	20	Process	29
Term Date Approaching	20	File Sample Review	29
Accelerated Redemptions Programme	20	Selected Sample Summary	30
But to Let Change Campaign	20	Sundry Fees	30
Project COUP (Customer Over and Under Payments) Remediation	20	Overview	30
Valuation Reports	21	Process	30
Overview	21	File Sample Review	30
File Sample Review	21	Random Sample Summary	30
Indexed Valuation	22	Selected Sample Summary	30
		Reason for Arrears	31
		Overview	31

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 2

File Sample Review	31	Overview	41
Direct Debit Recalls and Payment Issues	31	Process	41
Overview	31	File Sample Review	42
Customer Contact	32	Random Sample Summary	42
Overview	32	Selected Sample Summary	42
File Sample Review	32	Arrears Management	42
Random Sample Summary	33	Overview	42
Selected Sample Summary	33	Capitalisations	43
Customer Complaints	33	Collections	43
Overview	33	Overview	43
Process	34	File Sample Review	43
File Sample Review	34	CLIENT DOCUMENTATION LIST	44
Random Sample Summary	34	Overview	44
Selected Sample Summary	34	Client Documentation List	44
Communication with Customers	35	File Sample Review	44
Overview	35	PAYMENT PERFORMANCE DATA VERIFICATION	46
Random Sample Summary	35	Overview	46
Selected Sample Summary	35	Findings	46
SPECIAL SERVICING	36	APPENDICES	47
Treating Customers Fairly	36	Appendix 1 – Scope of Work	47
Overview	36	Appendix 2 – Stratification of the provisional portfolio 31st March 2017	51
Process	36	Appendix 3 – Stratification of the Portfolio as at 30th	59
File Sample Review	36
Random & Selected Sample Summary	36
Contact with Borrowers	36
Overview	36
Process	37
File Sample Review	37
Random Sample Summary	37
Selected Sample Summary	37
Loan Modifications and Forbearance	37
Overview	37
File Sample Review	37
Random Sample Summary	37
Selected Sample Summary	38
Arrears Fees	38
Overview	38
Process	39
File Sample Review	39
Random Sample Summary	39
Selected Sample Summary	39
Arrears Statements	39
Overview	39
File Sample Review	39
Anti-money Laundering	39
Third Party Providers	40
Process	40
Litigation and Possession	41

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Executive Summary

Bradford & Bingley Plc (the “Company”) is considering the disposal of a portfolio of residential Buy to Let (BTL) first charge mortgages owned by itself and its wholly owned subsidiary, Mortgage Express. (Together the ’Lenders’)
The purpose of this due diligence is to provide an independent assessment of a sample of loans to identify any risks in relation to the origination and servicing that may limit collection or realisation of the security.
Clayton performed random representative sampling of the provisional portfolio as at 31st March 2017 to achieve a result that could statistically be applied to the complete portfolio. The ‘Random’ sample  consisted of 1,368 main account loans plus 135 linked further loan parts giving a total sample of 1,503 loan parts.
A further ‘Selected’ sample of 146 loans were reviewed, these were taken from loans excluded from the portfolio for the purpose of reviewing servicing on processes such as repossession, shortfall, term date approaching / passed and the appointment / effectiveness of Law of Property Act (“LPA”) receivers. A further eight cases were selected whilst on site to review the complaints process.
Based on the loan sample reviewed, Clayton’s view is that this loan book is currently highly performing and being serviced effectively in line with expected industry standards from all borrower, risk and regulatory perspectives, with all required regulatory obligations being discharged effectively and in a timely manner.

Borrower Quality
•
All loans were subject to an affordability assessment based on the rental income coverage. This was checked to confirm that the assessment was within policy criteria at the time of origination. A small number of breaches (2.7%) were found where the rental coverage was outside of criteria and appeared to be outside of underwriter discretion

Additionally a moderate percentage of loans were noted where underwriter discretion was applied to allow the case to proceed (13.7%). It should be noted however that the level of discretion provided to underwriters was nominal and given the performing nature of this seasoned portfolio the minimal policy breaches and underwriter discretion noted does not appear to have had a detrimental effect on the performance of the portfolio
•
Term Date Approaching and Term Date Passed procedures were adhered to in all cases where the loan had passed or was approaching maturity. There are no loans in the random sample that were Term Date Passed.

Minimal instances were noted where the borrower was deemed to be Vulnerable. In some instances the loan was not flagged as Vulnerable when it should have been. These cases CER 969, 1114, 877 and 1413
•	Minimal policy breaches were identified
•	No campaigns or work around interest rate susceptibility has been carried out and there are no current plans to do so
•	One remediation project is currently underway and nearing completion. ‘Project COUP’ in relation to account correction of monthly contracted payment amounts

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 4

Security Quality
•	A low level of adverse comments was noted from the valuation reports at origination
•	Minimal issues were identified relating to the current occupancy of the security
A first legal charge was registered in favour of the Lender in almost all cases. This was evidenced  by way of the Land Registry title search. Two properties were noted as being unregistered

Primary Servicing Quality
•	Primary Servicing appears robust. Comprehensive policies and procedures are in place, these are being observed
•	Redemption process is being fully adhered to with no issues found
•	In all cases where fee charging was evident this was in line with the advertised fee charging scale
•	The overall loan account servicing was good
•	Complaints process was well documented and seen to be adhered to. No breaches identified

Special Servicing Quality
•
High levels of performing accounts were found in the sample, with 91% having no payment issues in the last 12 months (such as by direct debit recalls, returned manual payments or payments made that were partial payments or late), with only 6% being more than one month in arrears in the last 12 months

•	Arrears management and collections activity by the Lender is generally good with a high level of contact being made where the borrower has payment issues
•	Minimal forbearance activity was noted and typically this related to allowing time for the borrower to sell the property
•	Where modifications to the account were identified, there was no indication that these related to being any form of forbearance
•	A manual system work around declared by the lender is currently in place on an arrears admin fee charging error issue, for Arrangements to Pay that successfully come to an end
•	No arrears capitalisations were noted in the last 5 years

Documentation Quality
•	16% of the Random sample was noted as having at least one document missing. This is well within expected tolerances for a portfolio of this age

Data Integrity – Payment Performance
•	Data relating to the payment history provided was found to be of good quality and considered acceptable for modelling purposes.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Background

The Company is considering the disposal of portfolios of residential owner occupied and residential buy to let (“BTL”) first charge mortgages owned by itself and its subsidiaries (the "Transaction"). Clayton will provide for the Company, on a loan level basis, a specific review of loans originated and acquired by the Company and its subsidiaries (the “Engagement”).
The purpose of this due diligence is to provide an independent assessment of a sample of loans to identify any risks in relation to the origination and servicing that may limit collection or subsequent sale of the security.
Clayton has provided a set of due diligence reports to the Company and their Representatives for each portfolio (Pool A and Pool B). These will be made available to a number of named parties interested in purchasing the portfolios of loans as part of the Transaction (the "Bidders"), subject to the completion of the appropriate non-reliance access letter, to assist them with assessment of the Transaction. With benefit and reliance being passed to the eventual purchaser of the portfolio.
The scope of review will cover several key areas:
1)	Sampling

2)	Evident risk / payment performance / collections activity

3)	Payment performance data verification The full scope of work can be seen in Appendix 1

The full scope of work can be seen in Appendix 1
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Terms of Reference
The on-site review took place at Bradford & Bingley’s third party servicer offices, Computershare (the “Servicer”) , Croft Road, Crossflatts, Bingley, West Yorkshire, BD16 2UA, between the 21st August and 8th September 2017. A small number of additional items, including missing documents and system notes were provided after the on-site review had completed and were reviewed at Clayton offices in Bristol between the 11th and 20th September 2017.

Data Tapes
•	1706 – Durham – Claytons Data tape
•	V2.1706 – Durham – performance data – 36 months – 200 acts – Claytons
•	V2.1706 – Durham – performance data - Claytons
Sampling
Clayton performed random representative sampling of the portfolio to achieve review results that could statistically be applied to the complete portfolio. The ‘Random’ sample consisted of 1,368 main account loans plus 135 linked further loan parts giving a total sample of 1,503 loan parts. The 135 linked loans related to where a sub-account was been created for the purposes of debiting a ground rent or service charge fee or where a further advance was granted. The sub accounts created for further advances relate to loans originated by Bradford & Bingley, Mortgage Express, GMAC and Kensington, where further advances were originated Mortgage Express, prior  Oct 2004, additional lending was added to the main   loan and a sub account was not created. Of the sample, 6 loans and 5 sub accounts were identified as having been redeemed prior to the cut-off date of 30th June 2017. The redeemed loans will be excluded from the portfolio sale although for the purposes of this review were included in the testing.
Within the Random sample the loans were split between Commercial borrowers and Sole Buy to Let borrowers. The classification of the type of borrower drives how the loan is serviced; Commercial  borrowers are defined as borrowers with a portfolio of two or more properties and are managed by the Commercial Buy to Let Team with the Sole Buy to Let borrowers being managed and serviced by the Contact Centre.
Within the Random sample 100 Deep Dive loans were randomly selected to verify the last 36 months payment history against the data tape.
A further ‘Selected’ sample of 154 loans were reviewed; these were taken from loans excluded from the portfolio as the loans fell outside the portfolio selection criteria. The Selected sample was  specifically chosen for the purpose of reviewing servicing on processes such as repossession, shortfall, term date approaching / passed and the appointment / effectiveness of LPA receivers. A further eight cases were selected whilst on site to review the complaints process.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 7

Pool B – Provisional Portfolio as at 31st March 2017

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	895	59.55%	88,091,182	58.17%
GMAC	527	35.06%	55,464,473	36.63%
Kensington	68	4.52%	6,592,445	4.35%
Bradford & Bingley	8.53%		587,168.39%
Close Brothers	5.33%		702,927.46%
Total	1,503	100.00%	151,438,194	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-49,999.99 - -25,000.00	.	.%	.	.%
-24,999.99 - -10,000.00	.	.%	.	.%
-9,999.99 - .00	16	1.06%	-108.00%
.01 - 10,000.00	115	7.65%	360,563.24%
10,000.01 - 25,000.00	33	2.20%	560,992.37%
25,000.01 - 50,000.00	110	7.32%	4,263,676	2.82%
50,000.01 - 75,000.00	289	19.23%	18,316,035	12.09%
75,000.01 - 100,000.00	292	19.43%	25,510,747	16.85%
100,000.01 - 150,000.00	401	26.68%	48,147,417	31.79%
150,000.01 - 200,000.00	120	7.98%	20,609,438	13.61%
200,000.01 - 250,000.00	68	4.52%	14,959,395	9.88%
250,000.01 - 500,000.00	56	3.73%	16,932,182	11.18%
500,000.01 - 750,000.00	3.20%		1,777,858	1.17%
750,000.01 - 1,000,000.00	.	.%	.	.%
1,000,000.01 - 1,250,000.00	.	.%	.	.%
1,250,000.01 - 1,500,000.00	.	.%	.	.%
Total	1,503	100.00%	151,438,194	100.00%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 8

Unpaid Principal Balance (UPB) is as per 30th June 2017
A detailed breakdown of the stratifications can be seen in Appendix 2.

Pool B as at 30th June 2017

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	15,204	55.08%	1,428,096,829	53.46%
GMAC	10,911	39.53%	1,100,075,368	41.18%
Kensington	1,198	4.34%	115,484,315	4.32%
Bradford and Bingley	184	0.67%	12,422,398	0.47%
Close Brothers	108	0.39%	15,297,730	0.57%
Total	27,605	100.00%	2,671,376,641	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-49,999.99 - -25,000.00	1	0.00%	-49,308	0.00%
-24,999.99 - -10,000.00	2	0.01%	-35,362	0.00%
-9,999.99 - .00	303	1.10%	-13,650	0.00%
.01 - 10,000.00	2,049	7.42%	5,759,210	0.22%
10,000.01 - 25,000.00	759	2.75%	13,143,373	0.49%
25,000.01 - 50,000.00	2,369	8.58%	91,273,431	3.42%
50,000.01 - 75,000.00	5,541	20.07%	352,409,393	13.19%
75,000.01 - 100,000.00	5,587	20.24%	487,055,854	18.23%
100,000.01 - 150,000.00	6,734	24.39%	808,995,951	30.28%
150,000.01 - 200,000.00	2,354	8.53%	403,760,120	15.11%
200,000.01 - 250,000.00	1,050	3.80%	232,705,100	8.71%
250,000.01 - 500,000.00	825	2.99%	253,207,310	9.48%
500,000.01 - 750,000.00	19	0.07%	10,798,817	0.40%
750,000.01 - 1,000,000.00	5	0.02%	4,469,568	0.17%
1,000,000.01 - 1,250,000.00	5	0.02%	5,238,531	0.20%
1,250,000.01 - 1,500,000.00	2	0.01%	2,658,304	0.10%
Total	27,605	100.00%	2,671,376,641	100.00%

Pool B Random Sample

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	730	55.51%	69,476,947	52.72%
GMAC	504	38.33%	54,421,755	41.30%
Kensington	68	5.17%	6,592,445	5.00%
Bradford and Bingley	8	0.61%	587,168	0.45%
Close Brothers	5	0.38%	702,927	0.53%
Total	1,315	100.00%	131,781,242	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-9,999.99 - .00	5	0.38%	0	0.00%
.01 - 10,000.00	100	7.60%	324,463	0.25%
10,000.01 - 25,000.00	31	2.36%	524,466	0.40%
25,000.01 - 50,000.00	109	8.29%	4,214,930	3.20%
50,000.01 - 75,000.00	256	19.47%	16,204,390	12.30%
75,000.01 - 100,000.00	251	19.09%	21,925,550	16.64%
100,000.01 - 150,000.00	354	26.92%	42,606,413	32.33%
150,000.01 - 200,000.00	105	7.98%	18,112,079	13.74%
200,000.01 - 250,000.00	51	3.88%	11,185,087	8.49%
250,000.01 - 500,000.00	50	3.80%	14,906,005	11.31%
500,000.01 - 750,000.00	3	0.23%	1,777,858	1.35%
Total	1,315	100.00%	131,781,242	100.00%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 9

Although 1,315 sample loans are included within the 30th June cut, the full 1,503 sample loans as per the March Provisional Portfolio were reviewed. This means that there were 188 loans party to the sample review that are no longer included within the sale.
A detailed breakdown of the stratification can be seen in Appendix 3

Information Available to Reviewers
Documents
A number of documents were provided both prior to and during the review. The documents provided included the following:
●	Commercial Buy to Let Customer Journey Procedure Manual
●	Commercial Buy to Let Business Rules
●	Customer Relations Lending Complaints Business Rules
●	Customer Assistance (Secured) Business Rules
●	Sales and Letting Procedure Manual
●	Financial Crime Policies
●	Anti-Bribery and Corruption Policy
●	Third Party Review minutes
●	Commercial Quality and Complaints Forum – Decisions & Action July 2017
●	Commercial Quality Steering Pack – July 2017
These documents were used to assist in the review of the loans and the operational procedures of the business where appropriate.

Loan Files
Origination documents were provided for the Random sample of 1,503 loans. For accounts originated by Mortgage Express and Bradford & Bingley the documents provided were in paper format and were copies  of the original file. For those accounts originated by Close Brothers, GMAC and Kensington the documents were stored and viewed via the iConnect system.

Systems & Technology
UFSS
The Servicer utilises the Unisys Financial Services System (UFSS) for the administration of loans originated by Mortgage Express and Bradford & Bingley. UFSS consists of a suite of screens, which  contain  key financial information such as; payment transaction history, balances outstanding, interest rate history, property and customer details. Arrears and litigation information can also be seen on UFSS. A diary notes screen is in place to detail all activity and events associated with the loan. The UFSS data was cut at 30th June 2017. This was utilised during the review to assess the following:
●	Payment Performance over the last 12 months (36 months on a sub-sample of 100 loans)
●	Outstanding balance, Arrears balance, monthly payment and due amount
●	Collections, administration and customer contact notes, which include the reason for arrears, modifications, forbearance and arrangements to pay.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 10

Where an account is split into more than one loan, for example a main loan and a sub account, the account transactions and information screens on the UFSS system are noted as individual loan parts.
The review did not consider incoming post-completion correspondence as no access to this system was provided. Instead, reliance was made on the information available on the diary notes within UFSS.
To comply with Data Protection rules the review utilised a ‘Due Diligence’ version of the system, allowing for read only access to the vast majority of the UFSS screens. Access was not permitted to some of the screens or outgoing letters this did not restrict the review as further checks were made, where required, via the Servicer to the live system if required. In addition access was granted to select members of the review team to the ‘live’ system.
iConnect
In addition the Servicer utilises the iConnect system for the administration of loans originated by Close Brothers, GMAC and Kensington. This system is hosted by Homeloan Management Limited (“HML”), part of the Loan Services division of Computershare, Bradford & Bingley’s third party servicer. The system consists of a suite of screens, which contain key financial information such as; payment transaction history, balances outstanding, interest rate history, property details and customer details. Collections and litigation information can also be seen on iConnect. A diary system is available which provides full account information and contact history. This was utilised during the review to assess the following:
●	Payment Performance over the last 12 months (36 months on a sub-sample of 100 loans)
●	Outstanding balance, Arrears balance, monthly payment and due amount
●	Collections, administration and customer contact notes, which include the reason for arrears, modifications, forbearance and arrangements to pay.
The imaging system built into iConnect provided access to the origination documents, incoming correspondence from the borrower or other third parties and outgoing communication to the borrower including copies of all system generated letters.
A ‘Read only’ version of the live system was made available, giving access to the reviewer to all information up to the date the review of the account took place.
Portfolio Management System (PMS)
Where the borrower is classified as Commercial and serviced by the Commercial BTL Team the Servicer utilises PMS. This system contains information for all loans held by the borrower on a portfolio basis and the account manager will use PMS to service the portfolio. The system pulls certain information from the servicing system (UFSS/iConnect) relating to financial information, customer details and security information. There are no reciprocal data feeds from PMS to the servicing systems and therefore notes  held on PMS cannot be viewed on UFSS or iConnect.
As information on PMS is held at borrower level and will include loans outside of the portfolio the Servicer is looking to sell, direct access to the system could not be provided due to Data Protection. Instead a download of PMS notes was provided for all borrowers by way of an Excel spreadsheet, this allowed the reviewer to assess the servicing of the loan and identify any risks. A sample of PMS notes were checked directly to PMS with the assistance of an SME to verify that the information extracted matched that which was showing on the servicing system.
RESPOND/CHARMS
The Servicer has recently implemented a new complaint management system called Respond, which was introduced in May 2017 to replace the previous system known as CHARMS. Due to the recent changeover, both systems are currently in use during this migration period. Both systems track complaints, hold investigation details, with Respond having improved functionality and reporting facilities over CHARMS.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 11

Interviews / Meetings
Management meetings were held with the relevant personnel during the review, these covered the following areas:
●	Term Date Passed and campaigns
●	Approach to Vulnerable customers
●	Bankruptcy and IVA Process
●	Use and management of LPA receivers
●	Arrears – Approach to managing early arrears
●	Arrears – Approach to late arrears, litigation, possession and recoveries
●	Arrears – Techniques & methods that have led to significant curing
●	TCF – Approach when managing customers in arears
●	Financial Crime and Anti Money Laundering
●	Third Party Servicing – Appointment and management
●	Complaints Management
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 11

Evident Risk
A review of the loans was completed to identify any risks relating to the borrower, security or the loan itself. A detailed loan level data report and exception report of all risks noted together with any other loan observations that were deemed relevant have been included in the reporting suite of information.
Loan files were provided for the Random sample of 1,503 loans, the origination documents for the mortgage and any subsequent account changes (further advance, rate switch, transfer of equity), were reviewed. Where the file was provided as a paper file the documents were copied by the Servicer and rebuilt. In the instances that an account change had taken place, the documents relevant to the further transaction were also included in the single rebuilt file.
A typical file would include the following items.
Origination File:

●	Application Form
●	Proof of Identity
●	Valuation Report
●	Proof of Rental Income
●	Proof of Personal Income
●	Offer Document
●	Certificate of Title
●	Proof of Title Registration
Other Documents where an account change has occurred:
●	Event Application Form
●	Valuation Report
●	Offer or Quote
A file build checklist was also provided to establish which documents were contained within the file and to enable the reviewer to identify any known missing documentation. Full details of missing documentation can be found in the Client Documentation List section below. Clayton did not have sight of the actual origination file.
Clayton reviewed the Sample Loans and utilised the last 24 months system notes from UFSS, iConnect and PMS together with the last 12 months transaction history to complete a loan by loan risk review as per the areas defined within the Scope of Work. Where specific loan level risks have been identified, full details can be found in the Exceptions Report included within the Reporting Pack. Where applicable, the exception / observation code has been highlighted in this report.
Clayton carried out a review of the quality of the borrower, in doing so the following areas were specifically considered as detailed in the Scope of Work:
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 11

Rental Income
Overview
All the loans in the sample were originated on a BTL basis, affordability of the borrower to service the loan was checked in all instances, this was based upon the amount of rental income the security could achieve as stipulated by the Valuer, or as in Kensington cases, from a Letting Agent. To confirm that this had been correctly assessed a number of Lending Policies were provided for all originating Lenders.
Mortgage Express and Bradford & Bingley
Polices were used are dated from 1995 to 2011; these contained the rental assessment policy at the time of origination, which became more detailed in later policies due to changes in the industry. The key changes and dates can be summarised as follows:

Rental Coverage Policy	Date Commenced
When the BTL product was launched in 1996 the rental coverage calculation was 130% regardless of the rate chosen	1996
Lending Policy v8.7
Rental coverage of 125% was introduced where the fixed or discounted rate was for a term of five years or more. If the rate was for a term of less than five years then 130% rental coverage was required.
17/01/2005
Lending Policy v9.4
Rental coverage was reduced to 120% where the fixed or discounted rate was for a term of five years or more. If the rate was for a term of less than five years then 125% rental coverage was required. Please note that Interest Only repayment method was used to perform the calculation regardless if the borrower had selected Repayment (Capital & Interest).
24/05/2006
Lending Policy v10.2.
MX and BBG launched a 110% rental coverage product for experienced landlords whereby the borrower had to pass an increased Application Credit Score ‘cut off’.). Applicants must have had at least 12 months experience as stated on the application but this was not verified by Clayton.
21/05/2007
Following further discussions with the Underwriting Department’s subject matter expert it was confirmed that in addition to the prescribed criteria as stated in the Lending Policy, an underwriter had the ability to apply discretion to a case where appropriate. The ability to apply this discretion was not specifically documented in the policies provided; instead it was a known practice. The underwriter’s discretion could   be applied as follows:
●	Where a rental income range has been provided an average can be taken
●	The rental income as stated on the valuation report can be increased by a £50
●	The net loan amount can be used
●	The furnished rental income can be used if higher
●
Where the borrower has a BTL portfolio the rental coverage across the portfolio can be considered and discretion applied to the new loan if below the required level. Please note this element of discretion could not be used by the reviewer when assessing the account, as access to the borrower’s portfolio at origination was not available.

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GMAC
Policies dated 2001 to 2008 were used to confirm that the rental income assessment was within criteria. The overarching requirement being that the loan was self-funding with later polices (post 2004) being more specific including a detailed assessment percentage requirement:

Rental Coverage Policy	Date Commenced
Rental coverage of 130% was the standard based on the interest only payments	Prior to July 2004
Rental coverage reduced to 125% was introduced based on the current SVR or the pay rate. The actual rates used in the calculation differed over time, for example some were calculated on SVR and others on BBR+1%
July 2004
Rental coverage was reduced to 100% for mainstream BTL products and remained at 125% for other products	April 2005
Rental coverage remained at 100% for mainstream BTL products, with a reduction to 110% for all other products	March 2006
A non-verified BTL product was launched whereby no rental calculation is required	July 2007
Kensington
Polices were provided covering February 2005 to September 2008. The rental assessment calculations are contained specifically within the September 2008 policy, although not detailed within the previous policies. Further clarification was provided by way of a rate card dated January 2007 confirming the change in percentage:

Rental Coverage Policy	Date Commenced
Rental coverage of 125% was the standard based on the interest only payments	Prior to January 2007
Rental coverage reduced to 110% if rental confirmed by valuer assessment.	January 2007
Close Brothers
Policies provided for Company Buy to Let range dated 1st March 2007 and standard Buy to Let range dated 24th August 2007.

Rental Coverage Policy	Date Commenced
Rental coverage of 120% required for Company Buy to Let products	March 2007
Rental coverage of 110% required, based on interest only payments based on the initial pay rate or BBR+1% whichever is greater or 100% of the revert pay rate. (Standard product range)	August 2007
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File Sample Review
The Random sample of loans was reviewed to check whether the rental coverage as at origination had been correctly assessed. This was checked for both the origination loan release and any subsequent further advances. Of the 1,368 main loans, 159 of these were noted as having had a further advance.
The loan files provided did not contain an underwriter’s case handling sheet, and therefore in cases where the rental coverage appeared to be outside of standard criteria it was difficult to establish the discretion which had been applied to the loan. In these instances the rental coverage was calculated using the parameters as detailed above and where this fell within the required percentage, this was accepted by the reviewer. Loans where discretion appears to have been applied have been highlighted by the reviewer.
Where it was found that the rental coverage percentage, even using discretion, did not meet criteria the loan was noted as having been approved outside of policy.

Summary
●
A total of 40 instances (33 origination loan and seven further advances) were found where the rental coverage was found to be outside of criteria. It was noted that from information provided the rental coverage was below the percentage required under the standard lending policy at the time the loan was originated and for Mortgage Express and Bradford & Bingley outside of the parameters of the advised underwriter discretion. As the underwriter’s case handling sheet or rationale for approving the case could not be seen, Clayton are unable to comment on potential mitigating circumstances for  accepting the case. Refer to RISK.14 and RISK.16

●
A total of 205 instances (195 origination loans and 10 further advances) were identified where underwriter’s discretion appeared to have been applied to the case. In these situations the rental coverage percentage was found to fall outside of standard criteria; when Clayton applied the underwriter’s discretion parameters to the case, as detailed for Mortgage Express and Bradford & Bingley loans, the percentage coverage was acceptable. Confirmation of the actual discretion used by the underwriter was not known. For GMAC, Kensington and Close Brothers where the rental coverage calculation was acceptable when the net loan amount was used, it has been assumed that an element of underwriter’s discretion has been applied although confirmation of this has not been substantiated. For the purposes of this review these cases have been flagged as an observation only and not a breach of policy. For specific details please refer to the notes raised in RISK.17 and RISK.18 of the Exceptions Report.

●	The policy for calculating the rental assessment as noted in the Lending Policy documents was in line with industry standards at the time and was an accepted practice.
●
Of the 40 instances outside of criteria and underwriter discretion five loans were found to have had payment problems in the last 12 months. In three cases the issues relate to unpaid direct debits (paid upon resubmission) and are not deemed to be significant. The other two cases are where arrears have built up by more than one month during the period, although are not likely to increase in the opinion of Clayton.

Term Date Approaching / Passed
Overview
The policy and procedures which relate to Term Date Approaching (‘TDA’) / Passed (‘TDP’) are contained in the Commercial Buy to Let Customer Journey Procedure Manual V17 and the Computershare Customer Service Business Rules V9 which relate to Sole Buy to Let and Residential borrowers. This process  is primarily concerned with Interest Only mortgages and is focussed on the 12 months leading up to term expiry.
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Management meetings were held on site with the respective business areas (Commercial and Sole Buy to Let), to discuss current contact strategy and gain a better understanding of the approach across the two business areas.
The expectation is that the borrower will repay the mortgage in full at the end of the term and any extension to this will be assessed on a case by case basis.
Having reviewed the current policy and procedures it was found that for Commercial borrowers the Procedure Manual was more prescriptive compared to the process for Residential borrowers as contained in the Business Rules. Specifically it is a requirement that the Term Date Approaching letters are sent at 12, six and one month intervals prior to expiry.

Process
The procedure leading up to term expiry is the same between the Commercial and Sole Buy to Let borrowers and can be summarised as follows;
●
Contact commences at 12 months prior to term expiry with written notification inviting the customer to contact the Servicer. This is followed up with a written notification at six months and one month prior to expiry. Outbound telephone contact may commence from six months prior to expiry if there has been no response from the customer

For Commercial customers who are managed by a dedicated Relationship manager, there is the added benefit that term expiry will form part of the regular reviews conducted by the Relationship manager and potential exit strategies identified and monitored.

File Sample Review
The Random sample of 1,503 loans was reviewed to identify any cases where the maturity date was within 12 months of the cut-off date to ensure that the appropriate contact had been made in accordance with  the procedures.
To ensure that all elements regarding term date passed and approaching were tested against the published policy, 29 loans from the Selected Sample were reviewed. These had been specifically identified as being subject to the TDP process at various stages, split by 14 loans prior to expiry and 15 post expiry date. These loans were reviewed to identify if the appropriate notification letters had been sent out at 12, six and one month(s) prior to expiry and the system notes were reviewed to assess the quality and effectiveness of the contact and agreed strategy with the borrower.
For those loans that had gone beyond the expiry date and where forbearance had been applied, the testing additionally checked that, in the opinion of Clayton, this was deemed to be appropriate for the borrower’s particular circumstance.

Random Sample Summary
There are no loans in the random sample that were Term Date Passed. There are 12 loans identified within the Random sample where the maturity date is prior to 30th June 2018. In 11 instances the appropriate letter was issued to the borrower one year before the maturity date. Where contact with the borrower had been made this was noted as being active and effective in approach.
One case (CER 299) was found where the 12 month letter had not been issued to the borrower. Maturity date is 30th June 2018 and having reviewed the iConnect system no term approaching letters have been issued as at the review date.
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Selected Sample Summary
Term Date Approaching
●
Out of the 14 cases reviewed, 13 had the required notices sent out at the appropriate times. There is only one exception to this (Sole Buy to Let loan), where the 12 and six month notices were not evident. Notices at three and one month prior to expiry were seen and the system notes do indicate that the borrower was in contact with the Servicer. Subsequently the loan has redeemed prior to term end. Following referral to the Lender, it was advised that this loan had been serviced under the HML service agreement and the process was historically different in that written contact made at three and one month prior to expiry. An extract of HML policy/procedures was provided as evidence.

●
The Lenders policy and approach to Term Date Approaching is now aligned so that all loans serviced under the servicing agreements with Computershare and HML are sent a letter at 12 and six and one month prior to loan maturity.Policy / procedure were  followed in all cases

●	For Commercial cases all letters were clearly recorded as having been sent out in accordance with procedures prior to term expiry
●	Evidence of outbound call activity at around three- six months prior to expiry
●	Clear notes recording discussions regarding exit strategy and potential forbearance were noted
●	Seven out of the 14 sample have redeemed or the intention is to redeem at expiry.
Term Date Passed
●	Policy / procedure followed in all cases
●	Three cases had redeemed at time of review
●
In all cases there was evidence of forbearance allowing time for the borrower to re-mortgage or sell the property based on the individual circumstances. Grace periods of up to one year were observed along with combinations of overpayments to reduce the capital

●	The cases were all regularly reviewed
●
In all cases the borrowers were found to be cooperating. There was evidence of potential possession action for one case due to lack of agreement on repayment strategy and over 12 months having elapsed since expiry, this was deemed to be an appropriate course of action

Vulnerable Customers
Overview
The Lenders approach to dealing with Vulnerable Customers was discussed on-site in the management meetings and is clearly defined in the policy and procedures for both Commercial and Sole Buy to Let borrowers. The approach is standardised across the business for all borrower types and the policy mirrors the Lenders Residential customer procedure. Guides are available within the procedure manuals to assist staff when establishing borrower’s vulnerability. This enables them to assess if the borrower has the ability to make decisions or whether further assistance is needed.
The Servicer confirms it uses the TEXAS vulnerability model, which provides a five step approach to working with borrowers who have mental health issues.
Both of the Servicer’s systems; UFSS and iConnect have clear system flags to identify Vulnerable Customers.
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Process
In summary; during contact with borrowers, information might arise where the Lender may need to consider their approach and identify the borrower as vulnerable or potentially vulnerable. Clear notes are to be recorded regarding the vulnerability, any action taken and whether the borrower has given permission to record the loan as vulnerable. If deemed appropriate a warning flag is set on the system. The impact and duration of vulnerability will be individual to each borrower’s needs. Examples of vulnerability triggers range from age, disability, and mental health to sudden life events such as bereavement or caring responsibilities.
For the purpose of this review Clayton has adopted the approach of including deceased borrowers within the Vulnerable Customer category to highlight any issues.

File Sample Review
Both the Random sample of 1,503 loans and the Selected Sample of 146 loans were reviewed to identify any loans that maybe considered being vulnerable and highlight any material issues. This was achieved by reviewing the system notes and warning flags.
The Selected sample also contained 14 loans that were specifically chosen where there was a deceased borrower to assess the servicing in this area and these were reviewed separately.

Random Sample Summary
The review highlighted a number of loans where an issue was found and where the borrower would be deemed as vulnerable. The vulnerable issues have been categorised into the different levels and vulnerability triggers as evident in the FCA guidelines.  The details of which are:
●
20 loans were noted where the borrower had a health issue identified. These fell into three categories; five cases of long term or severe illness (RISK.19), five cases of mental health issues (RISK.20) and 10 cases of physical health (RISK.21)

●	In four of these instances the warning flag had not been set on the system (CER 969, 1114, 877 and 1413)
●	In all cases the notes were clear and demonstrated a consideration of the borrower’s illness. The borrower was treated in accordance with policy and with due regard to the issue identified
●
Four loans were identified where the account had been flagged for a vulnerable issue that was not classified as a health issue (RISK.25). Two cases relate to either a close family member having a health issue or recently deceased. The other cases relate to an issue with a third party, although detailed notes regarding the issue have not been noted on the accounts in question

Selected Sample Summary
●	Four loans identified where the customer was deemed vulnerable (excluding the deceased loans)
●	System flags were correctly set to identify vulnerability
●
All these loans had clear notes and demonstrated empathy with the customer’s situation, offering assistance where appropriate and overall can be considered to be following policy and industry best practice

●	All 14 deceased cases recorded correctly as such
●	Evidence of protracted legacy cases by current servicer which are over five years old
●	One instance of servicing agreement breach identified – whereby a decision was made outside mandate and declared as such
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●	One instance where there is little evidence of effective activity – whereby borrower died in 2009 and little evidence of activity until March 2017

Underwriting Policy
Overview
Mortgage Express and Bradford & Bingley
Clayton was provided with a suite of New Lending Policy documents from 1995 to 2011. It was noted that the Lending Policy from 2002 to 2008 changed on a regular basis, with some years seeing 6 changes per year. A full review of the policies was not carried out; instead a general overview was completed to ensure that the policies provided were in line with industry standards at the time, this was found to be the case in the majority of areas.
One area which was noted to be different was the policy relating to the repayment method driving the maximum term of the loan allowed. This change started in 2005 with Lending Policy v9.1.
The table below covers policy for BTL lending,

Maximum Term	Repayment Method	Repayment Vehicle
25 years	Capital and Interest Repayment	Not Applicable
35 years	Interest Only	Endowment
45 years	Interest Only	PEPs, Investments, Personal Pension, ISA’s

GMAC
Lending policies were provided from September 2001 to September 2008. On review of the term and methods of repayment for the loan sections, these have remained the same throughout time. The Lender accepted either Interest Only, Repayment or Part & Part repayment methods, with a minimum term of 5 years to a maximum of 30 years.
Kensington
Lending policies were provided from February 2005 to September 2008. On review of the term and methods of repayment for the loan sections, these have remained the same. The Lender accepted either Interest Only or Repayment methods, with the minimum term of 5 years to a maximum of 30 years.
Close Brothers
Lending criteria was provided by way of a rate card for the Standard Buy to Let products (dated 24th August 2007) and Company Buy to Let range (dated 1st March 2007). Specific repayment method and term information was not included in the Company Buy to Let guide and it is assumed this criteria was the same as the Standard product. The Standard product allowed for a minimum term of 10 years to a maximum of 30 years on an Interest Only, Repayment or Part & Part basis.
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File Sample Review
As this is a seasoned loan book a full re-underwrite was not completed; instead the Random sample of loans was subject to a general assessment against the main criteria and industry standards applicable at the time of origination.
As previously stated, access to the underwriter’s rationale or case handling sheet was not available and therefore any mitigating reasons for approving the case outside of criteria were not known to the reviewer.
As part of the review Clayton was specifically requested to comment on the requirements regarding repayment vehicles for the loans.
Repayment Vehicles
When reviewing the repayment vehicle details at origination for each loan it was noted that in the vast majority of instances (1,352 loans) the repayment method was Interest Only. Where the repayment vehicle was known this information was captured, the types of vehicle noted were Endowment, Investment, Sale of Property or Unknown. It was found in 1,235 loans that the repayment vehicle was noted as Unknown. For the majority of the originating Lenders evidence of the repayment vehicle was not requested, where it was stated as Unknown no further confirmation was required.
There were 42 loans originated by Kensington where the repayment vehicle was noted as Unknown. The lending policy states that the borrower must advise how the mortgage will be repaid at the end of the  term; the application form present was found to be silent. As this is a Buy to Let portfolio this is not  deemed to be a significant risk as non-disclosure of a repayment vehicle was in line with industry standards at the time the loan was originated.
General Underwriting
Although a full re-underwrite of the files was not completed, the general assessment of the underwriting of the loans at origination (main loan and any subsequent further advances), was in line with the Lender’s policy and industry standards. It is worth noting that BTL criteria across the industry at the time the loans were originated (1997 to 2008) was particularly flexible to market conditions, this was observed in the level of underwriter’s discretion applied to the rental coverage element for Mortgage Express and Bradford & Bingley and the assumed discretion for Kensington.
Observations were identified in the loans reviewed where the underwriting of the loan appeared to be outside of policy. These are detailed below:

Loan ID (CER)	Observations
78 / 408 / 783 / 1045 / 1056 / 1148
The amount of lending and Loan to Value has been based on the higher of either the valuation, purchase price or borrower’s estimated value (Remortgage cases). The originating lenders are GMAC and Mortgage Express; the policies provided state that the lending needs to use the lower figures.

1306 / 1415	Property brought with bridging finance shortly before the completion of the new mortgage. The new lending was based upon the higher valuation amount rather than the true purchase price.
1098	Rental income not evidenced on the file as not present on the valuation report or lettings agent confirmation.
A further 1 less significant issue was noted during the course of the review for CER 373, full details can be found in the Exceptions Report under RISK.01.
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It was noted that the policy for accepting Leasehold properties with a short remaining lease term was not deemed prudent in the opinion of Clayton. 3 loans (CERs 940, 949 and 1455) were identified where the remaining term of the lease was less than 40 years remaining at completion. Having reviewed the Lending Policy at the time of origination this was not outside of policy as the required minimum term remaining was 25 years.

Customer Campaigns and Remediation
Following management discussions regarding recent or planned customer campaigns the following was confirmed by the Lender;

Term Date Approaching
No specific campaigns planned other than the ongoing mailing program detailed on page 14 above

Accelerated Redemptions Programme
No specific campaigns planned and the lender confirmed there has been no recent activity in this area

But to Let Change Campaign
A campaign was undertaken during the first half of 2017 aimed at raising customer awareness of the changes in the market, the main emphasis was to highlight the taxation rules and provide an opportunity to discuss repayment strategies and future intentions.

Project COUP (Customer Over and Under Payments) Remediation
Within the random sample of 1,368 main loan accounts it was noted that for 18 loans held on the iConnect system which were originated by GMAC and Kensington a remediation review was recently conducted. The review appears to have taken place around June 2017 and it has been confirmed that this has been completed for any ‘Live’ account affected.
The remediation project was entitled Project COUP and from the letters seen on the file, seems to relate to remediation of different root cause issues to set the customers contractual monthly payment at the correct amount to repay the loan in full at the maturity date. Some of these root cause issues included; insurance premiums not being ceased correctly and the account not having been adjusted correctly following a payment due date change. Following a request for further information regarding the project, the Lender’s response is:
‘In relation to the Project COUP remediation, (Customer Over and Underpayments Review), the Customer Monthly Subscription (“CMS”) is the amount of money the lender asks customers to pay in respect of their mortgage loan each month. At the point of calculation, the CMS payments in aggregate over the remaining term of the loan should be equal to the then outstanding loan amount (if the loan is on a repayment basis) or the total interest (if the loan is on an interest only basis). From time to time over the course of the loan, the CMS would be re-calculated (a CMS reset). Unless the CMS is reset from time to time, the aggregate CMS can drift from the loan balance, meaning that the CMS could under or over pay the loan over the remaining term. A change to the Bank of England base rate triggered a CMS reset. Historically, there were frequent Bank of England rate changes which therefore resynchronised the CMS back to the loan balance. Given, prior to August 2016, the last Bank of England rate change occurred in March 2009, the impact of drift has been amplified on some accounts.
Payment due date amendments root cause issue: The account queried in the sample should have had its CMS increased when the customer delayed its payment date to later the month. As we did not adjust the CMS the customer has effectively being underpaying so we have refunded the interest charged that would not have been charged had the CMS been reset when the payment date was changed.
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Insurance Premiums root cause issue: When the account (queried in your sample) was transferred to Mortgage Express the monthly CMS included an insurance premium amount from the migrated insurance record which was added by the previous mortgage holder. The insurance premium amount should have  been removed from the CMS amount post-transfer as the insurance record ceased at transfer, however the CMS was not amended and therefore this meant the CMS on the account was overstated by the insurance premium amount at transfer.
As the CMS was overstated the account was adjusted accordingly and the customer was refunded overpaid monies in line with the agreed approach under the COUP project. ‘
For all cases identified as being subject to this remediation matter an adjustment was made to the account and in four cases compensation of 8% simple interest was made to the borrower.

Valuation Reports
Overview
A full valuation was completed for all loans at the time of origination to assess the security being offered and to gain details of the rental income expectations of the subject property. A later valuation report may be carried out where a further advance was requested, depending on when a previous valuation had been carried out. The review assessed valuation reports both at the time of the original loan and when any further advance loans were released.

 File Sample Review
The sample reviewed was for the 1,368 main loans in the Random sample. Of this sample 159 cases had at least one further advance release and the updated valuation was reviewed if available.
The valuation report was checked to ensure the quality of the security taken was adequate and within policy, this took into consideration the property location, type, value (including rental income) and comments. Specific areas of the valuation were reviewed and commented upon as per the Scope of Work requirements; qualification of the surveyor, any adverse comments raised by the surveyor and if the construction of the security was standard.
Summary
In general the valuation reports reviewed were all completed correctly and on the approved Lender’s template. Photos of the security were not provided with the valuation report and from reviewing the Lending Policies these do not appear to have been required.
It was found that the loans reviewed were all for residential properties, the type of which varied and included, single dwellings, Houses of Multiple Occupancy (HMOs) and Multi Unit Freehold Blocks (MUFB).
Valuer’s Qualifications
The Lending Policy confirms that all valuers are required to be RICS qualified in order to provide the Lender with a valuation report.
●	No instances were found where the valuer was either not RICS qualified or the valuation report did not specify that the valuer was correctly qualified.
Valuer’s’ Comments
Valuer’s comments were checked on all valuation reports and where comments have been made relating  to any aspect of the security or its location which may have an effect on the valuation figure provided, either at the time of origination or for any future sale, this was flagged by the reviewer. RISK.73
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●
One instance found CER 1437 - Initial valuation and valuation for the processed further advance in 2007 have no comments. On 11th April 2008 a further valuation was completed in respect of a proposed additional further advance. The Valuer commented that the property had poor demand and saleability as it was a Local Authority high rise flat on an estate of predominantly social housing. The Valuer noted that this type of property would be unacceptable as mortgage security by the bulk of mortgage providers.

Construction
The construction of the property was checked to ensure that it was of standard construction and readily marketable. The Lending Policies detailed what the Lender would not normally accept the following main types of non-standard construction are examples of construction deemed unacceptable:
●
Timber Framed Dwellings - The two main types of construction for timber framed properties       are timber-framed inner leaf and durable outer leaf which is acceptable and timber-framed inner and outer leaf which is unacceptable.

●	Steel framed / PRC Houses / LPS Dwellings which will usually only be acceptable subject to a structural report
●	Properties deemed defective under the 1984 Housing Act.
One property was found in the sample that was of non-standard construction as built of a type of concrete generally unacceptable to other Lenders
●
CER 678 - Valuation dated 16th June 2004 states that the property is a non-traditional concrete construction. Lender has annotated valuation to confirm the property is acceptable as no cracking in evidence and built post 1950's.

Indexed Valuation
Overview
The indexed valuation and LTV were provided in the data tape. As part of the review this was checked to the system to ensure this matched the system as at the Initial Cut-off Date of 30th June 2017. The UFSS system contained quarterly information which tied in with the Initial Cut-off Date. For accounts on the iConnect system the indexed valuation on the live system was reviewed and at the time of the review the system had been updated since the Initial Cut-off date and therefore the data tape valuations as at the Initial Cut-Off Date could not be verified to the iConnect system. A further independent assessment was completed by Clayton to confirm the accuracy of indexed valuations on both systems based on original valuation and region using the Halifax House Price Index to validate the indexed valuations in the data tape as at the Cut-off Date

File Sample Review
The sample checked was the Random sample of 1,368 main loans.
Summary
Clayton can confirm that the index valuations within the data report reflect the figures produced by the Halifax Price Index Q1 2017
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Occupancy
Overview
Where there are issues relating to the occupancy of the security this can have an effect on the value, and marketability. This may include where the property is found to be unoccupied and abandoned for a variety of reasons, including where the borrower no longer takes responsibility for the property as it is no longer a viable investment proposition or is in a poor state of repair or damage.
Other issues may arise if the borrower is deceased and provision for the management of the property has not been appropriately provided for or where the property is being occupied by unauthorised tenancies; tenancies not approved by the Lender would include statutory tenancies and unlicensed HMOs (Houses of Multiple Occupancy).
A further concern is where the borrower is found to be residing in the security as this is a breach of the terms and conditions of the Buy to Let mortgage.

File Sample Review
The Random sample of 1,368 main loans was reviewed to identify, where possible, any issues. Data was provided to indicate where the Servicer had noted that the borrower is currently occupying the property; in addition Clayton reviewed the system to identify any other instances where it appeared that the borrower was in residence. The review also sought to establish the current occupancy of the property from the system notes, this information was collected and where an issue was evident this was flagged.
Summary
●	The Lender had identified two loans where the borrower is occupying the property and in all cases Clayton confirmed this to be the case
●
A further 28 loans were noted by Clayton where it was likely the borrower was currently occupying the security, this was established from the system notes and a review of the origination file. In 21 of these cases it was noted that the correspondence address held on the system matched the security address and therefore the assumption is the borrower is resident in the security, although no specific notes were seen to clarify this. Refer to RISK.65 for details

●	One loan (CER 113) was noted as having family members in residence, refer to RISK.76
●
Two loans (CER 831 / 1176) were identified where the security was unoccupied; both are due to no tenants residing currently. One case CER 1176 is empty as there is a compulsory possession order on the property from the local authority. RISK.64

●	No instances where identified where the security had been abandoned
●	One case (CER 137) was identified where a third party, (not the borrower) had been granted a HMO licence for the property and it is unclear if the third party is sub-letting the property
In the vast majority of cases (1,297 loans) it could not be established from the system notes the current occupancy of the security, these have been noted as ‘Unknown’ as the occupancy.
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Security Claims
File Sample Review
The system notes were used to review if there had been or were any third party occupancy rights or equity claims that may affect the security. In addition, where third party payments were being received an assessment as to if this was deemed to be an issue was made.
The Random sample of 1,368 main loans was reviewed.
Summary
●	No third party occupancy rights were noted

Property and Title
File Sample Review
It was expected that in all cases the Lender holds a first charge over the security; the title registration was reviewed in order to confirm this. Any other issues noted on the title registration document or identified from the system notes were raised.
Additionally, where a loan had been subject to a Transfer of Equity the documents relating to this transaction were reviewed and a check on the current title registration was carried out to ensure this was completed accurately and there are no outstanding issues.
A further check of the Companies House Register (CRO) was completed on the loans where the borrower is a limited company to ensure the charge has been registered correctly. There were six loans in the sample.
Summary
●	For 14 loans it was noted that a Transfer of Equity had been completed, in all cases the documentation provided and the title registration were in order and no issues were identified
●
In two cases the Lender has confirmed that the property is unregistered. RISK.54. These have been checked to the Scottish Sasine register and the charge is registered with GMAC the originating lender, assignment to Mortgage Express has not taken place.

●
In the vast majority of cases a title registration document was provided showing the Lender holds  a first charge. Where the property is in Northern Ireland a title registration document was not always present on file, Claytons subsequently undertook an exercise to confirm the Company held valid legal title to the Northern Irish Land Registry on all Northern Irish Loans in the Random sample

●	Where the borrower was a limited company the check with the Companies House Register confirmed that the correct charge was registered
A relatively small number of other title anomalies were noted during the review. Full details of which are within the Exceptions Report and are summarised:

Summary of Observations	Number
Address difference (RISK.53)	3
Borrower name differences (RISK.52)	2
Lease issues (RISK.59)	2
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 26

The address differences noted above relate to where the security was originally a new build property and following completion the address appears to have been altered following registration of the development. In these instances the issue related to the fact that a clear audit trail showing the reason for the address differences could not be identified from the file.
The Lender has provided the following comments relating to the above:
‘One of the two borrower name differences has recently redeemed.
The Lease issues relate to loans with short terms at maturity, however in both instances the unexpired term is in excess of the underwriting criteria to have an unexpired lease at loan maturity of 25 years.’

Legal Disputes
File Sample Review
The Random sample of 1,368 main loans was reviewed to identify if there were any legal disputes or insurance claims in process. This was established through reviewing the system notes.
Summary
Two cases (CER 891 / 1341) were found where there is an ongoing dispute between the directors of the limited company whereby one director is seeking to split the portfolio. The servicer has refused the split  and is monitoring the situation. Both cases relate to one borrower, full details in RISK.45.

Fraud
File Sample Review
The Random sample of 1,368 main loans was reviewed to identify if there was any indication of suspected or confirmed fraud. This was established through reviewing the system notes.
Summary
No cases of suspected or confirmed fraud were found.

Bankruptcy
Overview
A review was undertaken of the Bankruptcy and IVA Policy and Procedure in conjunction with management discussions of the process.
In the opinion of Clayton the policy and procedures are robust and in line with industry standards.

Process
In summary; notifications are received and a warning flag is set on the Lenders system against the Borrower ID number, all loans associated with that borrower are flagged. The notification is acknowledged and any requests for information by the official receiver are fulfilled. The borrower is then contacted to review the situation and a formal demand can be issued if it represents a breach of the mortgage conditions, though following management discussions, this is more likely to happen if there has been another breach. The next step will depend on each case and may involve enforcement action.
For Commercial High Profile cases, the Servicer advised that as part of regular reviews undertaken, a bankruptcy search may be included as a proactive measure.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 27

File Sample Review
The Random sample of 1,368 main loans was reviewed to establish if any borrowers have a Bankruptcy / IVA registered against them. This was identified from the system notes and title registration documents if applicable. Where this was evident the reviewer made a check to the system to confirm if a warning flag was in place.
The testing of the process was limited to the random sample.

Random Sample Summary
●	58 loans were found where a Bankruptcy / IVA had been registered or proposed against the borrower during the life of the loan
●	In 16 cases these were over six years ago and therefore historic and have been highlighted for information only
●	In 36 instances the Bankruptcy / IVA had been registered within the last six years, more than 12 months ago and had not had an impact on the performance of the account
●	In six instances the Bankruptcy / IVA had been noted in the last 12 months and had a detrimental effect on the payment performance of the loan, examples:
o
CER 981 – Petition for Bankruptcy registered on Property Register dated 24th July 2017. Notes indicate - the Borrower has a portfolio of 93 Buy To Let properties with an overall portfolio Loan To Value of 95%. The Borrower is in arrears with other lenders. Borrower is  in contract dispute with Let Me property management agents in respect of rents received. Petition for Bankruptcy registered on Property Register dated 24th July 2017. Last two months payments have been missed

o
CER 259 – The borrower has a recent Individual Voluntary Arrangement registered on 21 August 2017. Due to how recent the registration of the Individual Voluntary Arrangement, an assessment as to the impact this may have on the account cannot be assessed

LPA Receivers
Overview
The use of LPA Receivers as part of the collections strategy was discussed in the management meetings  held on-site along with a review of the current policy and procedures. There is no difference in approach between Commercial customers and Sole Buy to Let customers.
The Servicer stated it finds the use of LPA Receivers an invaluable tool in their collections approach. In the opinion of Clayton the policy and procedures are robust and in line with industry standards.
Process
Where a repayment solution cannot be agreed with the borrower or contact cannot be established, a formal demand is issued and enforcement commences. This can take the form of instructing LPA Receivers or commencing court action to take possession of the property. An assessment is made which may include instructing a Pre-LPA Receiver report to decide on the best course of action. Once an LPA has been instructed, the situation is monitored to ensure it remains the appropriate strategy.

File Sample Review
The Random sample of 1,368 main loans was reviewed to identify any loans that have or have had an LPA Receiver instructed
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 28

To test the process further; 20 loans which had been specifically identified as being subject to LPA Receiver instruction were reviewed in the Selected Sample of excluded loans. This sample was further divided into two equal categories;
●	LPA – Held for Sale: Properties were the LPA strategy is potentially a ‘Sale’ strategy
●	LPA – Other: Primarily the approach is Rental Strategy
Random Sample Summary
●
13 loans were noted where an LPA Receiver had been instructed, of which nine of these are historic being over 24 months ago. In all instances the instruction was appropriately instructed and monitored correctly. The Lender has commented as follows: 9 of the 13 loans are 1 or less months in arrears as at the Initial Cut-off Date. The other 4 loans have been removed from the Durham pool as at the Initial Cut-off Date

●	In four instances an LPA receiver had been instructed recently, of which three cases relate to a portfolio owned by the same borrower
Selected Sample Summary LPA – Held for Sale
●	LPA receivers instructed on all 10 cases
●	In all cases the Strategy in the opinion of Clayton was appropriate
●	Nine loans are under a Sale Strategy process and are at various stages; from LPA recommendation to sale in possession
●	One case remaining on a Let strategy due to increase rental surplus being obtained reducing the loan balance
●	Clear notes and rationale for strategy evident on each account
LPA – Other
●	LPA receivers instructed on all 10 cases
●	Strategies mainly on a Let basis
●	In all cases the Strategy in the opinion of Clayton was appropriate
●	Four cases identified where the LPA has been dis-instructed as the account is up to date and handed back to the borrower
●
A challenge to the LPA’s recommendation noted on one case where the LPA recommended a Let strategy, while the Servicer believes a sale strategy more appropriate due to the borrower being bankrupt and looking to mitigate the potential loss

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 29

Primary Servicing
A review of operational procedures was completed to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the Servicers systems and controls, including but not limited to commentary on the timeliness of collections.
Specific areas as noted in the Scope of Work are detailed below.

Rate Change
Overview
Historic rate changes and balances are held on the system along with product details. Ten loans were chosen from the selected sample to establish if the correct rate and new contractual monthly payment were correctly applied.

Process
The period of rate change selected was the last rate change on each account. A tolerance of £0.01 was applied to allow for any rounding.

Selected Sample Summary
●	In all cases the last interest rate change occurred on the 1st September 2016
●	In all cases the repayment method was interest only
●	In all cases the payment Clayton calculated matched that applied to the account
●	All rate / new payment changes were timely

Interest Charged
Overview
The Interest charging method varies within the pool and can be one of the following methods;
●	Daily Rest
●	Monthly Rest
●	Annual Rest
Daily Rest is predominantly the main interest charging method, whereby interest is calculated daily based on the interest charging balance for each day and applied to the account at the end of the month.
It was advised that a feature of the iConnect (JADE) system means that when calculating the interest charged, it does not accommodate leap years. An adjustment needs to be made to the account for the day 29 by way of an interest credit adjustment; this was noted for some accounts in the Random sample for February 2016.

Process
Using the same sample as for the Rate Change review; the interest charged in July 2017 was checked to see if it was correctly applied. A tolerance of £1.00 was applied to allow for transactional movements within the month for those accounts on the daily rest basis.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 30

Selected Sample Summary
●	The interest charged in July 2017 on all loans were within the tolerance

Redemptions
Overview
Through discussions with management and the review of the relevant policy and procedures it was established that there is a difference in procedure when producing redemption statements for Commercial customers compared to Sole Buy to Let customers. The key difference is that for Commercial customers a ‘Right to Consolidate’ (RTC) or an All Monies Charge (AMC) condition within certain mortgage contracts may exist. This provides the option for the Lender to use surplus funds to offset the exposure on the remaining portfolio. It was not within Clayton’s remit to quantify these loans within the sample.

Process
Following a redemption request and before producing the statement, consideration must be taken if it is a commercial loan and / or subject to legal action. Therefore, additional sums / charges may need to be added which need to be referred to the appropriate business area. Statements are then produced with a total figure to redeem on a given day. A daily rate is also provided to adjust this figure should the loan redeem earlier or later.
On receipt of monies the account is reconciled to ensure the loan can redeem in full. A £25 tolerance is allowed to cater for small shortfalls. For shortfalls greater than £25, these are queried and the appropriate steps taken to recover the funds. For overpayments the policy states these are returned promptly

File Sample Review
To test the process 14 loans were specifically identified as being redeemed and were reviewed in the Selected Sample. The latest redemption statement was checked for accuracy and timeliness and the funds to redeem were checked to ensure they were reconciled timely and applied correctly to the system. Any under / overpayments were checked to ensure policy had been followed. Where possible the timeliness of the discharge of the Lenders interest was assessed.
For those accounts that had conversion interest1 charged, this figure was reconciled to the latest annual statement.

1 Conversion interest is a legacy event which occurred in June 2005 when a new processing system was introduced and changed the monthly interest charging from arrears to advance. This would normally have meant collecting two interest payments at the same time (1 in arrears and 1 in advance) however a decision was taken at the time to avoid the customer payment shock and only one interest payment was charged, while the remaining (classed as conversion interest ) is held until redemption, non-interest bearing. Annual statements quote the exact conversion interest payable amount should the customer redeem
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 31

Selected Sample Summary
●	In all cases the redemption statements were found to be accurate and timely, with instances of statements being produced the same day as being requested
●	Conversion interest added to the settlement figure was found to reflect that stated on recent annual statement
●	Redemption monies reconciliation was found to be accurate and timely
●	There was no evidence within the sample of the Lender exercising the Right to Consolidate.
●	Refunds were found to be timely
●	Discharge was found to be timely

Sundry Fees
Overview
The Lender provided the current Tariff of Charges which is dated July 2016. Following discussions with management and a review of the Fees policy the Lender was found to adopt a cost-based approach to charging fees. This is in line with FCA guidelines and is evidenced within the various Tariff publications.
The fees currently charged in the opinion of Clayton are in line with Industry standards.

Process
Fees are charged depending on the activity of the account. Certain fees are fixed such as the returned Direct Debit fee and Possession Fees.

File Sample Review
The Random sample was reviewed to identify any loans where excessive or inappropriate fee charging was evident by interrogating the financial transactions posted on the UFSS system.
Within the Selected sample 42 loans were chosen to investigate that the timeliness and fee amount was charged in accordance with the appropriate Tariff of Charges applicable at that time. The chosen sample were all in arrears to give the best possible chance of having been subject to sundry fee charging and fee charging was assessed over the last 12-month period.
Please note this review excludes the monthly arrears fee management, which is covered separately later on in this report.

Random Sample Summary
●	There were no instances where inappropriate or unfair fee charging was noted
Selected Sample Summary
●
The review was able to assess a reasonable cross section of fees being charged e.g. unpaid direct debit fees, Field Agent fees and LPA fees. Clayton found the fee charging to be robust and in-line with the appropriate published Tariff of Charges.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 31

Reason for Arrears
Overview
A loan is noted by the Servicer as being in arrears when the monetary amount of the arrears is equivalent  to one or more than a full monthly payment. Therefore where the data states that the months in arrears on the account are zero this may mean that a monetary arrears figure of less than 1 month is still evident.
If a borrower falls into arrears, the Servicer during the arrears management process will seek to establish the borrower’s current circumstances that have led to the issue, including the reason for the arrears and assess how this may affect future payment performance. The reason for the arrears may not be known in  all cases, particularly where the borrower is not communicating with the Servicer.

File Sample Review
The Random sample was reviewed to identify where payment issues had occurred in the last 12 months, the reason for arrears, and ascertain whether the issues have been resolved.
Where a borrower has missed payments or the account has a credit balance these have been noted.
Summary
The following table provides a ‘reason for arrears’ breakdown:

Category	Loan Count	% of Loans	Current Balance	% of Cur Bal
No Arrears In Last 12 Months	1273	93.26%	£138,838,585.94	92.42%
Financial Mismanagement2	33	2.42%	£3,932,999.28	2.62%
Unknown	26	1.90%	£2,924,802.47	1.95%
Btl - Tenants Not Paying	11	0.81%	£1,619,489.42	1.08%
Btl - No Tenants	8	0.59%	£1,110,647.05	0.74%
Reduced Income	4	0.29%	£612,650.18	0.41%
Account In Credit - Payments Missed	3	0.22%	£217,085.69	0.14%
Ill Health	2	0.15%	£187,817.24	0.13%
Business Slow	2	0.15%	£428,084.17	0.28%
Unemployed	1	0.07%	£55,117.12	0.04%
Potential Fraud	1	0.07%	£106,525.12	0.07%
Business Failed	1	0.07%	£188,815.87	0.13%
Totals	1365		£150,222,619.55
There are no significant issues to report.

Direct Debit Recalls and Payment Issues
Overview
Each loan was reviewed on the Lenders system to verify payment history, including the dates and amounts of the payments made for the period between July 2016 and June 2017.
Where it was evident that any payments made by direct debit had been recalled, any manual payments had been returned or that payments made were partial payments or late, this was flagged. This also included loans where the borrower was noted as being in credit, with the loan not being classified as in arrears even though the contractual payments were not being met.

2 Financial Mismanagement includes but is not limited to where the borrower is prioritising other debts ahead of the mortgage account or where the borrower is overcommitted.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 31

Additionally, loans where the borrower had missed payments and the arrears had increased over the  period by more than 1 month’s payments, were also flagged.
The Random sample was reviewed; also included were 24 loans which have been noted as re-performing.
Summary
●
110 loans were identified as having had payment difficulties by way of direct debit recalls,  returned manual payments, late or partial payments in the last 12 months, where no  credit balance was evident. Of the 110 loans 12 loans were noted as being re-performing. None of these loans saw the arrears situation increase by more than 1 month. Refer to PAY.04

●
23 loans were identified where missed payments over the last 12 months had increased the arrears balance by more than 1 month, of these five loans are classified as re-performing. It was found that 11 loans currently had an arrears balance outstanding and in three instances it is likely in the opinion of Clayton that the arrears will continue to increase. Refer to PAY.03

●
In nine instances it was noted that although the loan was in credit there had been payment difficulties with some missed, late or partial payments over the last 12 months. As the loans are currently not in arrears this is a less significant issue; however it can be an indicator of future payment problems. Refer to PAY.05

●
In one instance (CER 832) all payments from September 2014 have been taken from the reservoir which has been built up over a number of years prior to this period. As the reservoir is still at a high level the risk of default is minimal. PAY.06

●
Four loans (CER 434 / 981 / 1002 / 1303) were assessed and in the opinion of Clayton it was deemed likely that the arrears on the account would increase as per the collections notes. Three of the loans related to one borrower. Refer to PAY.02

Customer Contact
Overview
Through on-site management discussions regarding the general servicing of the portfolio, it was established the servicing was outsourced to Computershare on the 6th June 2016. Continuity was preserved as the existing staff and servicing framework was also transferred to Computershare for a seamless transition.
The review of the quality and timeliness of the customer contact was assessed using the notes and documents available on the respective servicing systems.
The primary servicing was evidenced through customer requests for information, for example requests for redemption statements, change of address
Service Level Agreements (SLA) were not provided during the on-site review, however SLA monitoring dashboards and reports were provided that demonstrated a wide range of outsourced services were being monitored.

File Sample Review
The Random sample of loans was reviewed and where a significant event had occurred e.g. Transfer of Equity, missed payments / arrears; the quality and timeliness of the customer contact was assessed in line with policy. In the absence of a specific Service Level Agreement provided at time of the review, timeliness was judged on prudency and Clayton industry experience.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 34

Random Sample Summary
●	In the opinion of Clayton, overall customer contact was considered to be of good quality
●
Shortcomings identified on only a small number of loans (two loans). One issue related to the Servicer contacting the borrower on a telephone number that the borrower did not want used. The other instance was where it appeared from the notes that an arrangement to clear the arrears had been set up and the direct debit altered without the borrower’s agreement. COLL.02

●
It was noted in two further cases that the contact and dialogue with the borrower was not deemed to be active. As both accounts had minor payment performance issues the lack of contact has not had a detrimental effect on the overall performance of the account. COLL.03

Selected Sample Summary
●	There were no significant shortcomings in customer written contact identified

Customer Complaints
Overview
A review of the Lenders complaints policy and process was undertaken whilst on-site and included a thorough overview of the Lenders complaint management system hosted by a subject matter expert (SME).
The Servicer has adopted best practice for Buy to Let loans and the complaints handling mirrors that for residential borrowers.
The Servicer has a dedicated system known as RESPOND which supersedes the previous system CHARMS and was implemented in May 2017. This is in a transitional period where both systems were in use at the time of the review, all new complaints are recorded on RESPOND while existing claims continue to be processed on CHARMS.
Both systems log, track and provide root-cause analysis with Quality Assurance oversight. The latest system has additional functionality and reporting capabilities.
A dedicated Customer Relations Team (CRT) is responsible for complaint processing for those complaints that cannot be resolved within three working days, including Financial Ombudsman Service (FOS) referrals.
Through management discussions it was established the outcome of complaints is fed back to the relevant business areas for action and complaint MI and trends are provided to various committees including executive level. A monthly Service Performance Review pack is produced which includes a dashboard on complaint performance.
The Servicer provided additional evidence of oversite from various documents including the following;
●	Commercial Concerns spreadsheet for July 2017
●	Commercial Quality and Complaints Forum – Decisions and Actions July 2017
●	Commercial Agent complaints 2017-2018 summary
●	Root Cause Themes – Rejected Complaints review July 2017
●	Complaints Action Group Complaints Summary July 2017
●	CLS Operations SLA Performance August 2017
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 35

Process
Where an expression of dissatisfaction is identified, a complaints referral is raised via the RESPOND system and a unique reference number is allocated. This is also recorded on the relevant servicing system on the borrower’s account. The timescale and who is responsible for responding will depend on whether the complaint can be resolved within three working days or not.
For those complaints that can be resolved within three working days the respective agent / business area will handle the complaint and a Summary Resolution Communication (SRC) will be issued to the borrower. For those cases that cannot be resolved in that timescale it is passed to the CRT to investigate.
An acknowledgment must be sent followed up by a 28 day and / or 56 day holding letter if a Final Response Letter (FRL) cannot be issued. Failure to send a FRL within 8 weeks would be classed as a regulatory breach and reported as such.

File Sample Review
The Random sample of loans was reviewed to identify any complaints that were deemed to be significant  or remain unresolved. For this sample the Lender had provided a flag relating to where the borrower had made a previous complaint, this was checked from the last 24 months notes on the system and where the complaint was in the last 12 months this was noted.
A selected sample of eight loans was chosen at random where complaints had been raised in the last 12 months. This sample contained a mixture of complaints that were resolved within various timescales and included upheld / rejected outcomes.

Random Sample Summary
●
Eight cases were found where a complaint had been noted in the last 12 months. All except one case (CER 178) have been resolved and were not deemed to be significant. The case still outstanding related to a recent complaint with the latest Servicer correspondence being issued in July 2017. Refer to RISK.41 for further information

●	58 loans were noted where a previous complaint was flagged, with the vast majority of which being historic with no current issues or risks identified

Selected Sample Summary
●	No breaches in resolving complaints within three working days were identified
●	All complaints remaining unresolved after three days had timely acknowledgement letters sent, typically within five working days (This is the servicers internal SLA)
●	Complaints unresolved after 28 days all had the appropriate holding letter sent
●	Both RESPOND & CHARMS systems held a complete archive of the investigation undertaken
●	Final Response Letters were found to be detailed and clearly covered the points of the complaint and explaining why the complaint had been rejected / upheld as appropriate.
●	There were no instances of any FOS referrals in the selected sample
●	No breaches identified
●
One case identified where there was not a clear rationale documented on RESPOND why a  decision not to award any redress on the Final Response Letter was changed to award £100 following the borrower challenge to the response.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 36

Communication with Customers
Overview
This was reviewed in conjunction with the work carried out in the Customer Contact section with the methodology and samples reviewed being the same.

Random Sample Summary
Overall, the recorded action taken can be considered as adequate and reasonable. For example, a significant number of completed Transfer of Equity requests were identified, 14 cases in total. The system notes and associated documentation relating to the approval and subsequent outcome were all available and the information provided was found to be clear and not misleading.
No issues have been noted.

Selected Sample Summary
The findings mirror that of the Random sample; in that overall the Servicer’s action, communication and record keeping are of a good standard, with minimal instances of failings. Where the Lender’s service did  fall short the resulting complaint and outcome are clearly documented detailing any corrective action.
Due to the nature of the portfolio being a mixture of Commercial and Sole Buy to Let loans with separate teams being responsible for the servicing of these areas, it is important to note that records are not all held centrally on the UFSS and iConnect systems. For those loans classed as Commercial and being serviced by the commercial team a separate set of records exist on the Portfolio Management System (PMS) and to get a complete picture of a particular individual loan requires a review of both UFSS / iConnect and PMS systems.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 37

Special Servicing

Treating Customers Fairly
Overview
During meetings held with business managers and following a review of the various policies, it is clear the Servicer understands its responsibility and has a commitment to Treating Customers Fairly regardless of the portfolio being non-regulated. For certain processes such as litigation there are less forbearance options and timescales to action are much shorter than that which would be expected on a residential portfolio. Nonetheless the Servicer has a commitment to treating each case on its merits and does demonstrate this; for example in its treatment of Vulnerable Customers.

Process
The principles of TCF are imbedded into the policy, procedures and culture of the Servicer including commercial Buy to Let customers.

File Sample Review
During the course of both the Random and Selected Sample reviews, the contact notes and documentation were assessed to ensure they met with the principles of TCF.

Random & Selected Sample Summary
●	No TCF issues were identified within the Random sample
●	All recorded action taken was considered as being generally adequate, reasonable and fair
●	No indication of failures with regard to the appropriate FCA regulations
●	No indication that communications with the customer are unfair or misleading
●	Due regard to Vulnerable Customers was in clear evidence
●	Record keeping conforms to regulatory requirements

Contact with Borrowers
Overview
Through meetings with business managers and a review of the policies it was established that contact is made via two distinct teams; The Commercial Team and the Sole Buy to Let Team. The Commercial Team known as Commercial Relationship Team (CRT) typically operates on a portfolio management basis with dedicated portfolio consultants dealing with the borrower.
The Sole Buy to Let team is handled through a contact centre, typically on a loan by loan basis. The definition of a commercial customer is one that holds two or more BTL mortgages. Both UFSS and the iConnect systems are clearly marked with which cases are handled by the Commercial Relationship Team.
Specific SLA’s were not provided prior to the on-site visit, communication was measured against any timescales mentioned in the respective policy and procedures manuals provided and good industry  practice.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 38

Process
The process for contacting those borrowers with payment issues and / or arrears is broadly similar between the Commercial and Sole Buy to Let teams. However where it differs is in the portfolio management by the Commercial team whose strategy is to proactively manage the customer before any payment issues occur by keeping in contact at least once a year. In addition portfolios are risk graded and managed accordingly, higher risk portfolios under an increased review strategy.

File Sample Review
The system notes, events and documentation relating to payment or arrears management were assessed for the Random sample and on 42 arrears cases chosen in the Selected sample. The contact conduct (where applicable) was assessed to ensure it was active, timely and effective

Random Sample Summary
No significant issues identified

Selected Sample Summary
●	There were no issues identified and the level of contact in both terms of frequency and quality can be considered in the opinion of Clayton to be in line with industry standards.
●	There was strong evidence of the Lender adhering to its Vulnerable Customer
●	Six cases identified where the borrower was considered to be non–cooperative and in all cases the resulting action was found to be appropriate

Loan Modifications and Forbearance
Overview
Forbearance options can be used on a loan which has arrears currently in or in past. Where forbearance has been identified as a realistic option for the borrower based on their personal and financial circumstances, this should be fully documented, monitored and reviewed.

File Sample Review
The Random sample was checked to identify if any forbearance measures have been used in the last 36 months and in the case of arrears capitalisation this was checked for the last 5 years. The system notes were used to establish the forbearance measure used, appropriateness and that this was later monitored and reviewed accordingly.
During the review of the Selected sample, if forbearance measures were observed this was assessed to ensure the correct option was chosen.

Random Sample Summary
●	No forbearance measures were identified for any loans within the last 36 months
●	No arrears were noted as having been capitalised in the last 5 years
●
142 loans were noted as having had at least one modification including, rate switch, term  extension / reduction or a switch to a different repayment method with details contained within the table below. The vast majority (121 loans) having been modified more than 36 months ago.   No instances were found where the modification to the loan had been completed as a forbearance measure.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 39

Random Sample of Loan Modifications

Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
None	1226	89.62%	£135,484,473.81	90.01%
Rate Switch3	35	2.56%	£4,995,976.43	3.32%
Switch to Repayment	21	1.54%	£1,383,058.96	0.92%
Switch to Interest Only	19	1.39%	£1,671,420.67	1.11%
Term reduction	16	1.17%	£2,104,327.31	1.40%
Transfer of Equity	14	1.02%	£1,415,978.90	0.94%
Term Extension	13	0.95%	£1,006,837.55	0.67%
Multiple (Specify)	12	0.88%	£1,195,192.41	0.79%
Other (Specify)	8	0.58%	£649,396.47	0.43%
Switch to Part and Part	3	0.22%	£503,115.28	0.33%
Totals	1368		£150,524,035.42

●	The 20 modifications within the last 36 months from the above table are:
o	Five loans have been switched to Repayment from Interest Only
o	Nine term extensions mainly due to the term date approaching
o	Three term reductions
o	Two loans (CER 605 and 1385) identified with multiple modifications; Term extension and rate switch / Term reduction and switch to repayment

Selected Sample Summary
Three loans were identified which had been subject to forbearance measures:
●	Three month grace period on payments given after borrower died in March 2017. Payments recommence in June 2017. LPA Receivers instructed and property currently managed under a Let strategy
●
Vulnerable Customer case diagnosed with dementia and under court protection. Account in arrears and initially three month grace period granted, extended to four months to allow Court of protection to agree future strategy

●	Temporary reduced payment agreed for two months commencing February 2017 to allow borrower to find new tenant. Full payments recommence under a performing Arrangement to Pay

Arrears Fees
Overview
The monthly arrears management fee charging process was established through a review of the policy, tariff and charges and discussions with management whilst on-site. The management fee, (currently £40) is charged each month an account is one or more months in arrears and is not charged where there is a performing formal arrangement to clear the arrears.

3 Rate switches were noted to have been completed in the majority of cases when an existing rate had expired and the borrower wished to revert to a new fixed / discounted rate.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 40

The Lender has declared a minor issue with Arrears fee charging on the UFSS system on those accounts that are in their final month of a formal arrangement where the system charges a fee in error. These are manually adjusted to ensure there is no detriment to the customer. There was no evidence of this found in the selected sample.

Process
The arrears fee charging process is automated and the fee is charged should an account be in arrears of 1 month or more at a cut-off point on the 14th of each month. Exceptions to this include those accounts  which are in a performing arrangement (including suspended possession orders) or in the case of deceased borrowers where charging is then suspended for three months.

File Sample Review
The financial transactions were reviewed on the appropriate system on the Random sample over a 12- month period or 36 months for the 100 Deep Dive loans. Where charging of arrears fees was noted these were checked to ensure that the fees were charged in accordance with the Tariff of Charges.
For the Selected sample the 42 known arrears cases were reviewed over the last 12 months.

Random Sample Summary
●	There were no cases found where the arrears fees did not appear to have been charged correctly.
Selected Sample Summary
●	One case identified (CER48) where the borrower was deceased and the 3 months grace period for not charging the arrears management fee was not followed.

Arrears Statements
Overview
Following discussions with management it was established that arrears statements for those cases which reach 2 months in arrears a monthly statement is produced, if the arrears become continuous then a quarterly statement is produced instead.

File Sample Review
The Random sample was reviewed for evidence of arrears statements being produced timely during the course of the payment performance review. 42 Arrears loans within the Selected sample were also reviewed.
Random & Selected Sample Summary
●	Arrears statements were found to be correctly issued as per stated policy.

Anti-money Laundering
Management meetings were held on-site to discuss the Lenders Financial Crime policy / procedures, Governance and reporting. Areas covered were staff awareness and training, Suspicious Activity Reporting (SAR), Customer Screening using the Sanctions list and PEPS, interaction with Law enforcement agencies, Risk management and monthly MI packs and oversight meetings. The Lender provided evidence of Suspicious Activity reporting and disclosure to the National Crime Agency, transactional monitoring and PEP monitoring. It is important to note the evidence provided was for the total Lender portfolio and not limited to this potential portfolio sale.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 41

The servicer provided additional evidence of oversight from various documents including;
●	Conduct Risk & Customer Dashboard July 2017 – Showing Green May to July for Financial Crime
●	Conduct Risk & Customer Dashboard – Financial Crime ExCo Summary July 2017
●	Customer Operations Review Pack July 2017
In the opinion of Clayton the Lender’s Financial Crime policy and oversight are robust and comply with the relevant laws and regulation.

Third Party Providers
Process
Through management meetings conducted whilst on site, the following was established;
The Lender is responsible for Third Party procurement and the Servicer for monitoring and reporting on performance. It was evident that there is a clear and structured process in place for activities in relation to all third party service providers including field agents, litigation solicitors, asset managers LPA receivers and shortfall Debt Collection Agencies (DCAs).
All boarding of new providers is approved by an appropriate governance committee after the procurement function has completed the standard tender process and appropriate on-site due diligence.
Should any off-boarding have to take place then this action is also reviewed and approved by the appropriate governance committee.
From an oversight perspective, the performance of all third party suppliers are monitored via the production of monthly MI produced from the relevant business areas. The Charlbury Group (“TCG”) is used to instruct field agents and asset managers, but not to instruct solicitors. MI is produced by TCG and suppliers and is validated against internal MI. The aim of the Servicer is for TCG to supply all MI, once the scope of the reporting from TCG has been agreed. The expectation from the Servicer is to agree the reporting suite in the near term.
Performance is discussed via both face to face meetings and monthly conference calls, where additional issues such as quality assurance results, complaints, conduct risk etc. feed into the control process that determines the level of new business allocated to each provider. The monthly governance process is enhanced by the use of Red / Amber / Green metrics.
It was advised that there is no fixed review cycle in place for third party suppliers, but in reality contracts  are normally in place for three years, with the flexibility to bring new providers on board when as and when business levels dictate.
The Servicer provided additional evidence of oversight in the form of minutes, action points and performance packs for the following third parties.
●	DMS Minutes – 28th June 2017
●	DMS Performance Pack July 2017
●	LSL Minutes – 26th June 2017
●	LSL Performance Pack July 2017
●	Taylor Rose Minutes – 23rd June 2017
●	Taylor Rose Performance Pack July 2017
●	Touchstone Minutes 29th June 2017
●	Touchstone Performance Pack July 2017
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 41

Summary
The Third Party Management process currently in place is in line with expected industry standards and certainly appears fit for purpose with robust systems in place for performance management and measurement of regulatory obligations.
Monthly performance reviews occur between Servicer and Lender.
The use of TCG for the Field Agents is considered to be market leading, with many major UK lenders  utilising TCG as a platform for all third party activities.

Litigation and Possession
Overview
From discussions with management and the review of the policy and procedures, Legal action is taken as a last resort should all other strategies, including the use of LPA receivers or voluntary surrender, prove not  to be successful. The Lender has set minimum requirements before litigation can commence.
Although not part of the scope, the recoveries process on shortfall possession sales was discussed with management and established recoveries action is separated into Commercial and Non-Commercial recoveries teams. The key difference being the Commercial team will make use of the Right to Consolidate (RTC) to effectively offset losses against future sales within a particular borrower’s portfolio. Additionally, the dedicated portfolio manager is responsible for recoveries action rather than being transferred to another team. That way continuity is maintained, particularly for large complex portfolios where shortfalls are dependent on the disposal of other parts of the portfolio.
The teams use a dedicated recovery system known as CACS to track recovery action.

Process4
Litigation commences when an account is:
●	More than two months in arrears for a period of at least three calendar months and must have an arrears balance of at least £500.
●
A Pre-Formal Demand and a Formal Demand Letter have been sent and all reasonable steps have been taken to prevent further action, which will include any forbearance measures. The exception to this is Sole Buy to Let customers where the Residential litigation process is followed if the LPA route to exit is not an option.

●	An occupancy check is carried out and a Pre-Litigation checklist completed to demonstrate a reason for Litigation.
Possession and Forced Sales Process:
●	Either following Litigation or Forced Sale action from LPA receivership the property is taken into possession and this may involve giving notice to tenants to vacate
●	Asset managers appointed
●	The property is secured and prepared for sale
●	Market Appraisal conducted within 14 days if possible
●	Sales may be staggered for Portfolio cases where multiple properties within same development / property have been taken into possession at same time to ensure best price is obtained

4 The review took place prior to Pre Action Protocol for Debt Claim legislation coming into force on 1st October 2017 so compliance with this legislation has not been assessed.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 41

●	Initial Asking Price agreed
●	Four weekly reviews take place to discuss activity such as viewing, offer activity and asking price
●	Shortfalls passed for Recovery action
File Sample Review
The Random sample was assessed to confirm whether the loan had ever been subject to any litigation action and to ensure that the process has been adhered to. In addition where a property had been repossessed this has also been highlighted. This was completed through a review of the system notes.
The Selected arrears, the Forced sale and Possession samples were reviewed for litigation action to ensure the process was adhered to.

Random Sample Summary
●
61 loans were identified where litigation had taken place; in the vast majority of cases this was historic action. One case (CER 161) was noted where recent action within the last 12 months had taken place, resulting in a hearing date being set in December 2016. Arrears were cleared in full and hearing adjourned. Account has been up to date since this time.

●	In all cases there was no current litigation action evidenced
●
One case (CER 851) was noted where the property was subject to a forced sale process and later sold. The property formed part of a large portfolio, some of the loans were non-performing and a number of the properties held were in poor condition, in unfavourable locations or had tenant issues. The Servicer was unable to make contact with the borrower and the overall decision made for the portfolio by the LPA Receiver was to proceed as a forced sale. A shortfall was noted.

Selected Sample Summary
●	14 loans identified from the arrears selected sample of 42 loans where litigation action had been evident
●	All of these 14 accounts were deemed to adhere to legal requirements
●	The action and activity of the combined Possession and Forced Sale sample of 28 cases in the opinion of Clayton was appropriate
●	Of these 28 cases, it was found that 24 were subject to a shortfall
●	In the opinion of Clayton reasonable steps were taken to obtain the best price in all cases
●	Successful Valuer negligence claim evidenced on one loan (Part of large portfolio)

Arrears Management
Overview
Through on-site discussions with management the strategy for arrears curing is broadly similar between Commercial and Sole Buy to Let borrowers, the key difference being that the commercial customers are managed by a portfolio consultant, who is in contact with the customer to review their portfolio on at least an annual basis regardless of the portfolio performance and is more likely to have a greater rapport to assist with arrears curing.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 44

The early arrears strategy is to contact borrowers once they are one day passed due by telephone / dialler, SMS and letter. If contact is unsuccessful after one month then Field or Tracing Agents may be employed. After two months in arrears a Formal Demand is issued and the account is then reviewed to decide on future strategy. The Lender does make good use of LPA Receivers to assist with curing, which will provide a recommendation on either a Let or Sale strategy. The Lender also targets late payers by dialler campaigns by way of a service call to remind borrowers of due dates, particularly when a bank holiday is due.

Capitalisations
No evidence of any arrears capitalisations were identified on the loans in the Random sample in the last 5 years.

Collections
Overview
The reviewer utilised the notes on UFSS, iConnect and PMS which were reviewed for the last 12 months to establish evidence of appropriate, timely and effective collections activity by the Lender. The notes on UFSS provided a sufficient but basic level of detail regarding the collections activity. iConnect provided more detail from the notes and other litigation / field agent / repossession screens where applicable. The PMS notes were in most cases exceptionally detailed due to the fact these are at borrower level and will include detail about the whole portfolio, it was not always clear which actual loan the notes related to and the reviewer made a judgement based on all information provided.
The Commercial BTL collections activity was managed on a portfolio basis with case managers for the borrower. This provided for effective and appropriate collections activity overall.
The payment history was checked on UFSS and iConnect to establish the current situation of the borrower and likelihood the loan will continue to perform.

File Sample Review
Within the Random sample 24 loans were selected which were noted as re-performing by the Lender, these particular loans formed the sample review in question.
Summary
●
It was noted that in five instances the arrears had increased by more than 1 month’s payment in the last 12 months, none of which were currently showing an arrears balance. In all cases the collections activity from the Lender was deemed to be effective and timely

●
One case was noted where additional field agent fees had been charged to the account for instructions from the Servicer. These appear to have been instructed and charged in error as the arrears had been cleared the month prior. Refer to COLL.07

●	No loans were noted where it is likely that the arrears on the account will increase in the near future
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 45

Client Documentation List
Overview
Files were reviewed to confirm all documents included in the Client Documentation List (see below) were available. Where missing information was found this was flagged to the Lender for comment.

Client Documentation List
The following documents were reviewed:
●	Application Form – This document was presented as either a hand written, on-line or source data from mortgage application system. In all cases this was expected to be signed and dated by the borrower
●	Offer of Loan – Mortgage offer of loan
●	Valuation – This document was at the time of the original loan, on the Lender’s standard form and correctly signed and dated by the inspecting valuer
●	Certificate of Title / Report on Title – From acting solicitor or licensed conveyancer. In the case of a remortgage application a ‘Request to Release Funds’ document was acceptable
●
Title Registration – Land Registry confirmation of title registration including the confirmation that the first charge is registered in the Lender’s name. In addition the security address and borrowers are noted correctly. For properties in Northern Ireland a title registration document was  not always available, the Lender is aware.

●
Proof of ID – Where applicable the identity of the borrower is checked at application. In the case  of an existing borrower or where verification could be checked through Electronic ID further identification was not requested

●	Proof of Income – Confirmation of personal income and rental income at application (where applicable)
●	Further Advance Documentation – Where a further advance release had taken place the application and offer is expected to be found on file
●
Personal Guarantees – Where the borrower is a limited company a personal guarantee will be taken from the directors, this document is expected to be on file. This was checked for completeness and that it was signed. For the purpose of this review no check has been made to the terms and conditions of this document.

File Sample Review
Origination and any further documentation was provided for the Random sample, the documents provided were in paper format and were copies of the original file.
Summary
Where the Lender recreated the files from the original paper based files held and provided the reviewer with a File Build Checklist to ensure that where documents were known to be missing by the Lender the reviewer was aware. In these instances the loan was flagged as a missing document. Documents for cases which were serviced on the iConnect system were held electronically. All documents that were noted as being missing were referred back to the Lender to allow further opportunity to locate the item.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 46

The following table summarises the remaining missing documents following Lender referral:

Document	Number	Percentage
Proof of Identity (KYC)	120	8.8%
Application Form	56	4.1%
Valuation	34	2.5%
Offer	32	2.5%
All origination documents missing	24	1.7%
COT	19	1.4%
Further Advance Documents	18	9.5%
Proof of Income	13	0.9%
Certificate of Incorporation	2	0.1%
Declaration Missing	2	0.1%
Other (Event documentation)	2	0.1%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 47

Payment Performance Data Verification
Overview
All loans within the Random sample were reviewed to verify the payment history from July 2016 to June 2017 against the information provided within the data tape to the servicing system. Additionally, 100 of these loans were randomly selected to verify the payment history from July 2014 to June 2017.

Findings
●	No anomalies found for the due, paid, arrears, months in arrears or balance data provided
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 48

Appendices

Appendix 1 – Scope of Work
The scope of review will cover several key areas:
4)	Sampling
5)	Evident risk / payment performance / collections activity
6)	Payment performance data verification

1	Sampling

The portfolios are serviced on two separate platforms (UFSS/iConnect) at differing locations. The residential owner occupied portfolio is administered on the UFSS platform and the residential BTL portfolio administered on the iConnect and UFSS platforms. For sampling and reporting purposes the portfolios will be split between the two portfolios.
Clayton will perform random representative sampling of the portfolio to achieve a result that could potentially be applied to the complete portfolio
(i)
Residential owner occupied - A random sample of 1,142 main loan accounts giving a total of 1,297 loan parts. A further selected sample of 92 loans will be made from loans excluded from the sale  for the purpose of reviewing servicing on processes such as arrears, repossession, shortfall and term date approaching  / passed.

(ii)
Residential BTL - A random sample of 1,368 main loan accounts giving a total of 1,503 loan parts. A further selected sample of 146 loans will be made from loans excluded from the sale for the purpose of reviewing servicing on processes such as arrears, repossession, shortfall, term date approaching / passed and the appointment / effectiveness of LPA receivers.

2	Evident Risk / Payment Performance / Collections Activity

Clayton will carry out the following reviews:

(1)	Review of Documentation

Review loans selected pursuant to the sampling methodology (the “Sample Loans”) in accordance with the Client Documentation List (see below), to provide comfort that the documentation is present and has been executed correctly

(2)	Review of Evident Risks

Clayton to review Sample Loans and utilising the last 24 months system notes and transaction history, undertake a loan by loan risk review including but not limited to some or all of the following areas:

-	Assessment of Borrower Quality

•
Affordability Checks – confirmation that checks were reasonable taking into account borrower’s ability to service loan repayments over the life of the loan differentiating between the checks required for owner occupied and BTL loans

•	Term Date Passed – assessment of the adequacy of the approach to managing loans approaching the end of term
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 49

•	Identify any serious issues that may need to be considered such as vulnerable customers

•	Comment on the underwriting policy and the requirements regarding repayment vehicles for the Sample Loans

•	Comment on work and customer campaigns undergone by the Company with regards to active management of customer issues relating to :
-	Term date approaching
-	Accelerated redemptions programme

-	Assessment of security quality, property location, type, value and valuers’ comments

•	Valuation – was the original and further valuations carried out by a properly qualified surveyor?

•	Valuers’ comments - were there any valuers’ comments on the valuation that affected the original valuation that could affect a future property sale?

•	Indexed valuation –confirm the accuracy of indexed valuations based on original valuation and region using the Halifax House Price Index

•	Construction – is the property of standard construction and type and easily marketable?

•	Occupancy – is the property currently occupied or abandoned, is the borrower deceased, are there any unauthorised residencies?

•	Security claims - are there any 3rd party occupancy rights or equity claims, or 3rd party payments outstanding that affect the security?

•	Property and title - are there any ongoing title registration issues, transfer of equity issues, deed issues or issues relating to the title?

•	Are there any ongoing legal disputes or insurance claims in process?

•	Are there any cases of suspected or confirmed fraud?

•	Bankruptcy – Confirmation that the process for identifying and marking mortgages on the mortgage administration system that are subject to bankruptcy are robust.

•	For BTL loans - LPA Receivers - confirm they are appropriately instructed and monitored

-	Assessment of Primary Servicing Quality

The Scope of the review should cover the following areas:

•
Review of operational procedures to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the servicers’ systems and controls including but not limited to commentary on the timeliness of collections.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 50

•
Check application of rate change to an individual account and subsequent contractual monthly interest calculations are correct and applied on a timely basis with reference to the mortgage terms and conditions.

•	Check interest charges applied in line with the correct interest charging balance and interest rate applicable to the account

•
Confirm compliant redemption/settlement statements are produced and corresponding funds received are applied to accounts accurately in line with the statement with any overpayment refunded as appropriate

•
Check the charging of sundry fees has been undertaken and the correct fees applied where appropriate, posting of customer payments to the account (timely and correctly) in line with payment precedence and charged in line with MCOB.

•	For any arrears balances over the previous 12 months flag the reason for the arrears from the system notes

•	Flag instances of direct debit recalls in the last 12 months

•	Confirm customer contact both verbal and written has been conducted within the defined timescales, presenting correct information and responded to a satisfactory quality achieving the desired outcome

•
Files will be reviewed to confirm all documents included in the Client Documentation List (see below) are available and to report on missing information to include occasions where documents are with a third party

•	Customer Complaints - assess the quality and timeliness of the internal complaints policy and process from ongoing complaints and disputes, in line with FOS guidelines

•	Review of approach to vulnerable customers against the vulnerable customer policy

•	Communication with customers:
1.	check if all recorded action taken is adequate and reasonable;
2.	check if any communication with customers is unfair or misleading;
3.	check if record keeping is adequate.

(3)	Review of Arrears and Collection activity

•	Servicer actions follow the principles of Treating the Customer Fairly (“TCF”) where applicable and are in line with MCOB

•	Evidence of effective and timely communication with the customer is in line with agreed policies, procedures and service level agreements (“SLAs”)

•
For any forbearance options used (including specifically interest forbearance, term extensions or capitalisations), whether any payment arrangement and term extension made is realistic and based on the customers personal and financial circumstances. Commentary should refer to how any forbearance is documented, monitored and reviewed.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 51

•	Monthly arrears fees applied are in accordance with policy and the mortgage offer and standard conditions

•	Whether arrears statements have been produced on a monthly basis where arrears are greater than 2 months

•	Conduct a review of the anti-money laundering procedures and reporting to ensure they are robust

•	Review the process for the appointment and management of third party service providers to include SLAs, where available.

•	Confirm litigation and possession action is in accordance with due legal process

•	Comment on techniques and methods that have led to any substantial levels of curing

•	Identify any evidence of capitalisation over the last 5 years and confirm loan modification processes have been adhered to

•	Collections - assess the recent pay history on a sample of re-performing accounts and the effectiveness of collections activity to undertake recovery of arrears

(4)	Client Documentation List

•	Application Form – hand written, on-line or source data from mortgage application system

•	Offer of Loan – mortgage offer of loan

•	Valuation – at the time of the original loan

•	Certificate of title/report on title– from acting solicitor or licensed conveyancer

•
Title registration – Land Registry confirmation of title registration – confirmation of first charge in the name of Bradford & Bingley / Mortgage Express and confirmation address and borrowers’ names are correct

•	Proof of ID at application

•	Proof of income (where applicable) and rental income at application

•	Corporate guarantees (for corporate BTL portfolio borrowers)

•	Certificate of Incorporation (for corporate BTL portfolio borrowers)

3	Payment Performance Data Verification

Perform a review on a random sample of 100 loans included in the Sample Loans of the last 36 months payment performance to confirm the payment due and the payment made per the Company’s servicers’ mortgage administration systems agree to payment history data files extracted from the servicers’ mortgage administration systems.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 52

Appendix 2 – Stratification of the provisional portfolio 31st March 2017

	Pool B				Pool B Sample

Originator	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Mortgage Express	19,018	59.57%	1,884,309,447	59.80%	895	59.55%	88,091,182	58.17%
GMAC	11,352	35.56%	1,119,252,051	35.52%	527	35.06%	55,464,473	36.63%
Kensington	1,247	3.91%	119,038,567	3.78%	68	4.52%	6,592,445	4.35%
Bradford & Bingley	198.62%		12,984,865.41%		8.53%		587,168.39%
Close Brothers	110.34%		15,547,787.49%		5.33%		702,927.46%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Product Type	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
BTL	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%
RES	.	.%	.	.%	.	.%	.	.%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Purpose	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Purchase	16,377	51.30%	1,634,872,321	51.88%	783	52.10%	81,441,496	53.78%
Remortgage	13,971	43.76%	1,512,383,643	47.99%	645	42.91%	69,790,622	46.09%
Further Advance	.	.%	.	.%	.	.%	.	.%
Unknown	1,577	4.94%	3,876,753.12%		75	4.99%	206,076.14%
Shared Ownership	.	.%	.	.%	.	.%	.	.%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 53

No. of Linked Accounts	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	27,133	84.99%	2,920,318,797	92.68%	1,284	85.43%	140,396,820	92.71%
2	2,292	7.18%	134,460,163	4.27%	118	7.85%	6,884,090	4.55%
3	927	2.90%	46,708,119	1.48%	36	2.40%	1,987,985	1.31%
4	528	1.65%	20,938,524.66%		28	1.86%	934,469.62%
5	350	1.10%	10,761,128.34%		10.67%		347,049.23%
6	258.81%		7,378,886.23%		12.80%		477,850.32%
7	154.48%		4,188,883.13%		7.47%		134,856.09%
8	152.48%		3,378,413.11%		8.53%		275,075.18%
9	90.28%		2,253,685.07%		.	.%	.	.%
10	30.09%		620,352.02%		.	.%	.	.%
11	11.03%		125,767.00%		.	.%	.	.%
12	.	.%	.	.%	.	.%	.	.%
13	.	.%	.	.%	.	.%	.	.%
14	.	.%	.	.%	.	.%	.	.%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Completion Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1996	1.00%		65,253.00%		.	.%	.	.%
1997	12.04%		420,441.01%		.	.%	.	.%
1998	43.13%		3,869,218.12%		3.20%		158,145.10%
1999	73.23%		6,683,987.21%		5.33%		403,176.27%
2000	92.29%		9,774,747.31%		4.27%		802,073.53%
2001	136.43%		12,308,300.39%		2.13%		179,071.12%
2002	703	2.20%	63,030,812	2.00%	34	2.26%	3,233,766	2.14%
2003	1,957	6.13%	184,753,308	5.86%	97	6.45%	9,547,567	6.30%
2004	1,646	5.16%	159,679,160	5.07%	60	3.99%	5,230,202	3.45%
2005	3,014	9.44%	291,420,251	9.25%	150	9.98%	13,944,373	9.21%
2006	6,441	20.18%	702,838,039	22.30%	301	20.03%	34,440,900	22.74%
2007	12,015	37.64%	1,347,199,037	42.75%	598	39.79%	67,945,258	44.87%
2008	3,557	11.14%	364,102,455	11.55%	153	10.18%	15,300,536	10.10%
2013	558	1.75%	1,158,899.04%		28	1.86%	80,291.05%
2014	602	1.89%	1,254,323.04%		26	1.73%	54,826.04%
2015	533	1.67%	1,375,584.04%		23	1.53%	74,766.05%
2016	376	1.18%	795,409.03%		13.86%		28,752.02%
Q1 - Q2 2017	166.52%		403,494.01%		6.40%		14,493.01%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 54

Maturity Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
prior to 2017	6.02%		1,031,300.03%		.	.%	.	.%
2017 - 2019	972	3.04%	83,149,394	2.64%	53	3.53%	4,043,225	2.67%
2020 - 2024	5,087	15.93%	478,958,511	15.20%	239	15.90%	23,786,270	15.71%
2025 - 2029	10,673	33.43%	1,023,088,231	32.47%	480	31.94%	47,912,778	31.64%
2030 - 2034	14,643	45.87%	1,505,745,984	47.78%	700	46.57%	72,459,416	47.85%
2035 - 2039	323	1.01%	29,789,225.95%		17	1.13%	1,143,748.76%
2040 - 2044	47.15%		6,617,200.21%		5.33%		599,332.40%
2045 - 2049	81.25%		9,324,591.30%		2.13%		289,051.19%
2050 - 2054	93.29%		13,428,281.43%		7.47%		1,204,375.80%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Original Term (months)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	1,578	4.94%	3,928,669.12%		75	4.99%	206,076.14%
1 - 60	13.04%		410,357.01%		1.07%		65,552.04%
61 - 120	404	1.27%	32,800,741	1.04%	20	1.33%	1,845,989	1.22%
121 - 180	3,417	10.70%	305,207,689	9.69%	160	10.65%	14,816,365	9.78%
181 - 240	8,274	25.92%	819,219,734	26.00%	382	25.42%	38,299,403	25.29%
241 - 300	17,669	55.35%	1,918,985,312	60.90%	838	55.76%	92,714,482	61.22%
301 - 360	349	1.09%	37,431,443	1.19%	12.80%		1,036,654.68%
361 - 420	57.18%		5,419,521.17%		4.27%		374,551.25%
421 - 480	48.15%		7,898,851.25%		2.13%		470,751.31%
481 - 540	116.36%		19,830,399.63%		9.60%		1,608,372	1.06%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 55

Current Balance	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
-49,999.99 - -25,000.00	1.00%		-49,308.00%		.	.%	.	.%
-24,999.99 - -10,000.00	2.01%		-35,362.00%		.	.%	.	.%
-9,999.99 - .00	729	2.28%	-25,577.00%		16	1.06%	-108.00%
.01 - 10,000.00	2,339	7.33%	6,422,401.20%		115	7.65%	360,563.24%
10,000.01 - 25,000.00	779	2.44%	13,498,643.43%		33	2.20%	560,992.37%
25,000.01 - 50,000.00	2,453	7.68%	94,645,420	3.00%	110	7.32%	4,263,676	2.82%
50,000.01 - 75,000.00	6,101	19.11%	389,124,461	12.35%	289	19.23%	18,316,035	12.09%
75,000.01 - 100,000.00	6,359	19.92%	554,599,877	17.60%	292	19.43%	25,510,747	16.85%
100,000.01 - 150,000.00	7,850	24.59%	944,290,742	29.97%	401	26.68%	48,147,417	31.79%
150,000.01 - 200,000.00	2,836	8.88%	487,071,147	15.46%	120	7.98%	20,609,438	13.61%
200,000.01 - 250,000.00	1,369	4.29%	303,058,949	9.62%	68	4.52%	14,959,395	9.88%
250,000.01 - 500,000.00	1,075	3.37%	334,614,345	10.62%	56	3.73%	16,932,182	11.18%
500,000.01 - 750,000.00	19.06%		10,798,817.34%		3.20%		1,777,858	1.17%
750,000.01 - 1,000,000.00	6.02%		5,221,327.17%		.	.%	.	.%
1,000,000.01 - 1,250,000.00	5.02%		5,238,531.17%		.	.%	.	.%
1,250,000.01 - 1,500,000.00	2.01%		2,658,304.08%		.	.%	.	.%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Arrears (CER calculation)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	30,841	96.60%	3,050,615,007	96.81%	1,456	96.87%	146,321,155	96.62%
.01 - 50.00	493	1.54%	25,196,052.80%		15	1.00%	625,628.41%
50.01 - 100.00	100.31%		9,580,790.30%		4.27%		319,762.21%
100.01 - 200.00	200.63%		20,786,881.66%		13.86%		1,514,599	1.00%
200.01 - 300.00	98.31%		12,117,406.38%		3.20%		339,576.22%
300.01 - 400.00	70.22%		9,988,558.32%		4.27%		569,626.38%
400.01 - 500.00	50.16%		8,342,347.26%		2.13%		364,070.24%
500.01 - 1,000.00	60.19%		12,121,355.38%		5.33%		1,205,889.80%
1,000.01 - 2,000.00	13.04%		2,384,320.08%		1.07%		177,890.12%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Months in Arrears (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	31,654	99.15%	3,125,656,519	99.19%	1,484	98.74%	149,604,558	98.79%
1	210.66%		20,963,332.67%		17	1.13%	1,571,128	1.04%
2	51.16%		3,881,852.12%		2.13%		262,508.17%
3	5.02%		319,338.01%		.	.%	.	.%
4	5.02%		311,675.01%		.	.%	.	.%
5	.	.%	.	.%	.	.%	.	.%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 56

Current Interest Rate	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .0000	2.01%		191,805.01%		.	.%	.	.%
.0001 - .5000	1.00%		2,604.00%		.	.%	.	.%
.5001 - 1.0000	658	2.06%	63,145,654	2.00%	34	2.26%	2,912,335	1.92%
1.0001 - 1.5000	1,400	4.39%	126,422,175	4.01%	65	4.32%	6,323,800	4.18%
1.5001 - 2.0000	18,805	58.90%	1,890,124,840	59.98%	898	59.75%	88,560,307	58.48%
2.0001 - 2.5000	3,981	12.47%	452,871,309	14.37%	188	12.51%	23,619,898	15.60%
2.5001 - 3.0000	1,093	3.42%	90,982,872	2.89%	61	4.06%	5,198,182	3.43%
3.0001 - 3.5000	36.11%		3,679,851.12%		2.13%		28,415.02%
3.5001 - 4.0000	7.02%		350,520.01%		1.07%		64,896.04%
4.0001 - 4.5000	252.79%		5,046,063.16%		17	1.13%	253,265.17%
4.5001 - 5.0000	5,645	17.68%	512,991,995	16.28%	235	15.64%	24,404,840	16.12%
5.0001 - 5.5000	.	.%	.	.%	.	.%	.	.%
5.5001 - 6.0000	40.13%		5,157,094.16%		1.07%		72,256.05%
6.0001 - 6.5000	5.02%		165,935.01%		1.07%		0.00%
6.5001 - 7.0000	.	.%	.	.%	.	.%	.	.%
7.0001 - 7.5000	.	.%	.	.%	.	.%	.	.%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Region	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
South East	4,872	15.26%	561,825,117	17.83%	224	14.90%	26,747,295	17.66%
Greater London	3,823	11.97%	604,916,463	19.20%	181	12.04%	29,516,892	19.49%
North West	4,825	15.11%	419,788,262	13.32%	233	15.50%	19,664,530	12.99%
Scotland	6,932	21.71%	584,976,572	18.56%	332	22.09%	28,302,548	18.69%
West Midlands	1,843	5.77%	149,991,338	4.76%	97	6.45%	8,012,135	5.29%
South West	1,263	3.96%	125,316,220	3.98%	56	3.73%	5,687,889	3.76%
Yorkshire & Humberside	1,992	6.24%	157,440,641	5.00%	93	6.19%	7,651,109	5.05%
East Midlands	1,470	4.60%	123,576,802	3.92%	59	3.93%	5,052,659	3.34%
North	1,896	5.94%	155,582,518	4.94%	95	6.32%	8,438,764	5.57%
Wales	1,150	3.60%	105,033,766	3.33%	35	2.33%	3,617,610	2.39%
East Anglia	711	2.23%	75,555,950	2.40%	33	2.20%	3,815,057	2.52%
Northern Ireland	1,148	3.60%	87,129,068	2.77%	65	4.32%	4,931,707	3.26%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 57

Property Description	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Terraced House	11,402	35.71%	1,083,065,593	34.37%	519	34.53%	52,694,791	34.80%
Flat or Apartment	14,020	43.92%	1,353,091,351	42.94%	677	45.04%	65,611,655	43.33%
Semi Detached House	3,711	11.62%	412,613,150	13.09%	164	10.91%	18,272,623	12.07%
Detached House	735	2.30%	116,178,195	3.69%	37	2.46%	5,482,036	3.62%
Bungalow	871	2.73%	86,680,283	2.75%	52	3.46%	5,166,562	3.41%
Maisonette	685	2.15%	65,348,983	2.07%	38	2.53%	2,772,547	1.83%
Unknown	421	1.32%	25,353,206.80%		14.93%		1,067,481.70%
Cottage	46.14%		4,566,264.14%		1.07%		77,638.05%
Other	34.11%		4,235,691.13%		1.07%		292,861.19%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Indexed LTV (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	437	1.37%	-109,975.00%		11.73%		0.00%
.01 - 10.00	387	1.21%	3,513,819.11%		20	1.33%	168,946.11%
10.01 - 20.00	357	1.12%	12,500,407.40%		16	1.06%	605,973.40%
20.01 - 30.00	586	1.84%	33,452,428	1.06%	24	1.60%	1,251,904.83%
30.01 - 40.00	1,108	3.47%	100,714,843	3.20%	42	2.79%	4,116,917	2.72%
40.01 - 50.00	2,482	7.77%	291,275,518	9.24%	114	7.58%	13,414,381	8.86%
50.01 - 60.00	4,429	13.87%	563,736,671	17.89%	208	13.84%	28,761,373	18.99%
60.01 - 70.00	5,290	16.57%	585,306,315	18.57%	248	16.50%	27,127,071	17.91%
70.01 - 80.00	5,929	18.57%	570,410,682	18.10%	303	20.16%	28,741,682	18.98%
80.01 - 90.00	7,547	23.64%	697,523,228	22.14%	360	23.95%	31,810,409	21.01%
90.01 - 100.00	3,006	9.42%	259,953,828	8.25%	136	9.05%	12,976,645	8.57%
100.01 - 110.00	250.78%		21,989,409.70%		15	1.00%	1,734,925	1.15%
110.01 - 120.00	87.27%		7,252,758.23%		4.27%		443,643.29%
120.01+	30.09%		3,612,786.11%		2.13%		284,325.19%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

No. of Borrowers	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	20,742	65.48%	2,038,124,634	65.32%	960	64.13%	96,599,783	64.11%
2	10,589	33.43%	1,043,450,831	33.44%	519	34.67%	52,000,917	34.51%
3	219.69%		23,570,405.76%		15	1.00%	1,807,000	1.20%
4	125.39%		15,227,679.49%		3.20%		272,052.18%
Total	31,675	100.00%	3,120,373,549	100.00%	1,497	100.00%	150,679,752	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 58

Borrower 1 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1910 - 1919	.	.%	.	.%	.	.%	.	.%
1920 - 1929	3.01%		407,337.01%		.	.%	.	.%
1930 - 1939	78.25%		8,188,619.26%		1.07%		117,832.08%
1940 - 1949	1,739	5.49%	176,365,435	5.65%	81	5.41%	8,159,602	5.42%
1950 - 1959	6,716	21.20%	662,584,176	21.23%	324	21.64%	32,223,826	21.39%
1960 - 1969	12,942	40.86%	1,291,433,375	41.39%	593	39.61%	61,386,501	40.74%
1970 - 1979	9,095	28.71%	879,795,270	28.20%	446	29.79%	44,258,607	29.37%
1980 - 1989	1,102	3.48%	101,599,338	3.26%	52	3.47%	4,533,383	3.01%
Total	31,675	100.00%	3,120,373,549	100.00%	1,497	100.00%	150,679,752	100.00%

Borrower 2 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1920 - 1929	.	.%	.	.%	.	.%	.	.%
1930 - 1939	36.33%		3,545,110.33%		2.37%		202,904.38%
1940 - 1949	589	5.39%	58,515,844	5.41%	30	5.59%	3,293,905	6.09%
1950 - 1959	2,672	24.44%	261,858,916	24.20%	130	24.21%	12,159,583	22.48%
1960 - 1969	4,559	41.70%	451,967,922	41.76%	216	40.22%	22,925,174	42.39%
1970 - 1979	2,699	24.69%	266,252,601	24.60%	137	25.51%	12,979,164	24.00%
1980 - 1989	375	3.43%	39,824,613	3.68%	22	4.10%	2,519,239	4.66%
1990	3.03%		283,909.03%		.	.%	.	.%
Total	10,933	100.00%	1,082,248,915	100.00%	537	100.00%	54,079,969	100.00%

Borrower 3 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	2.58%		278,145.72%		.	.%	.	.%
1940 - 1949	19	5.52%	1,235,069	3.18%	2	11.11%	111,289	5.35%
1950 - 1959	52	15.12%	6,587,185	16.98%	1	5.56%	151,801	7.30%
1960 - 1969	132	38.37%	15,517,160	39.99%	7	38.89%	964,209	46.38%
1970 - 1979	117	34.01%	12,786,290	32.96%	7	38.89%	762,758	36.69%
1980 - 1989	22	6.40%	2,394,234	6.17%	1	5.56%	88,996	4.28%
Total	344	100.00%	38,798,084	100.00%	18	100.00%	2,079,052	100.00%

Borrower 4 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	1.80%		150,383.99%		.	.%	.	.%
1940 - 1949	8	6.40%	748,895	4.92%	1	33.33%	60,529	22.25%
1950 - 1959	38	30.40%	4,330,410	28.44%	.	.%	.	.%
1960 - 1969	48	38.40%	6,416,807	42.14%	2	66.67%	211,523	77.75%
1970 - 1979	22	17.60%	3,180,612	20.89%	.	.%	.	.%
1980 - 1989	8	6.40%	400,573	2.63%	.	.%	.	.%
Total	125	100.00%	15,227,679	100.00%	3	100.00%	272,052	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 59

Vulnerable Borrower Flag	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
N	31,811	99.64%	3,141,842,975	99.71%	1,494	99.40%	151,054,075	99.75%
Y	114.36%		9,289,741.29%		9.60%		384,119.25%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Borrower 1 BK / IVA (last 6 years)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	725	2.27%	72,981,609	2.32%	41	2.73%	4,014,186	2.65%
2	12.04%		1,163,582.04%		.	.%	.	.%
C	3,517	11.02%	315,605,478	10.02%	178	11.84%	15,640,053	10.33%
M	25,370	79.47%	2,566,272,500	81.44%	1,192	79.31%	123,537,162	81.58%
ND	2,301	7.21%	195,109,547	6.19%	92	6.12%	8,246,794	5.45%
Total	31,925	100.00%	3,151,132,717	100.00%	1,503	100.00%	151,438,194	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 60

Appendix 3 – Stratification of the Portfolio as at 30th June 2017

		Pool B				Pool B Sample

Originator	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Mortgage Express	15,204	55.08%	1,428,096,829	53.46%	730	55.51%	69,476,947	52.72%
GMAC	10,911	39.53%	1,100,075,368	41.18%	504	38.33%	54,421,755	41.30%
Kensington	1,198	4.34%	115,484,315	4.32%	68	5.17%	6,592,445	5.00%
Bradford and Bingley	184	0.67%	12,422,398	0.47%	8	0.61%	587,168	0.45%
Bradford & Bingley (CBAS)	.	.%	.	.%	.	.%	.	.%
Close Brothers	108	0.39%	15,297,730	0.57%	5	0.38%	702,927	0.53%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Product Type	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
BTL	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%
RES	.	.%	.	.%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Purpose	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Purchase	14,607	52.91%	1,438,941,165	53.87%	707	53.76%	74,217,072	56.32%
Remortgage	11,664	42.25%	1,229,067,714	46.01%	543	41.29%	57,384,506	43.55%
Further Advance	.	.%	.	.%	.	.%	.	.%
Unknown	1,334	4.83%	3,367,762	0.13%	65	4.94%	179,664	0.14%
Shared Ownership	.	.%	.	.%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

No. of Linked Accounts	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	23,275	84.31%	2,458,110,713	92.02%	1,124	85.48%	121,848,039	92.46%
2	2,140	7.75%	126,943,713	4.75%	104	7.91%	6,163,766	4.68%
3	864	3.13%	43,508,120	1.63%	33	2.51%	1,734,994	1.32%
4	480	1.74%	19,199,768	0.72%	24	1.83%	934,469	0.71%
5	315	1.14%	9,684,998	0.36%	10	0.76%	347,049	0.26%
6	222	0.80%	6,206,249	0.23%	12	0.91%	477,850	0.36%
7	112	0.41%	3,047,739	0.11%	.	.%	.	.%
8	104	0.38%	2,484,853	0.09%	8	0.61%	275,075	0.21%
9	63	0.23%	1,570,135	0.06%	.	.%	.	.%
10	30	0.11%	620,352	0.02%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 61

Completion Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1997	2	0.01%	367,832	0.01%	.	.%	.	.%
1998	33	0.12%	3,432,759	0.13%	2	0.15%	156,583	0.12%
1999	69	0.25%	6,484,263	0.24%	5	0.38%	403,176	0.31%
2000	83	0.30%	8,952,085	0.34%	4	0.30%	802,073	0.61%
2001	126	0.46%	11,485,112	0.43%	2	0.15%	179,071	0.14%
2002	644	2.33%	57,342,139	2.15%	28	2.13%	2,797,649	2.12%
2003	1,830	6.63%	175,972,654	6.59%	94	7.15%	9,462,123	7.18%
2004	1,513	5.48%	145,535,372	5.45%	55	4.18%	4,708,099	3.57%
2005	2,746	9.95%	259,971,621	9.73%	134	10.19%	12,208,720	9.26%
2006	5,526	20.02%	592,903,390	22.19%	259	19.70%	29,589,179	22.45%
2007	10,282	37.25%	1,137,497,519	42.58%	517	39.32%	58,496,978	44.39%
2008	2,803	10.15%	267,057,241	10.00%	132	10.04%	12,757,477	9.68%
2009	.	.%	.	.%	.	.%	.	.%
2010	.	.%	.	.%	.	.%	.	.%
2011	.	.%	.	.%	.	.%	.	.%
2012	.	.%	.	.%	.	.%	.	.%
2013	486	1.76%	1,012,266	0.04%	21	1.60%	58,715	0.04%
2014	529	1.92%	1,117,311	0.04%	24	1.83%	49,866	0.04%
2015	470	1.70%	1,201,915	0.04%	21	1.60%	70,768	0.05%
2016	326	1.18%	697,065	0.03%	12	0.91%	28,301	0.02%
Q1 - Q2 2017	137	0.50%	346,097	0.01%	5	0.38%	12,464	0.01%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Maturity Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
prior to 2017	6	0.02%	1,031,300	0.04%	.	.%	.	.%
2017 - 2019	746	2.70%	65,555,084	2.45%	44	3.35%	3,283,283	2.49%
2020 - 2024	4,358	15.79%	402,852,975	15.08%	211	16.05%	20,504,066	15.56%
2025 - 2029	9,561	34.64%	903,230,818	33.81%	435	33.08%	43,636,972	33.11%
2030 - 2034	12,531	45.39%	1,264,615,986	47.34%	607	46.16%	63,096,404	47.88%
2035 - 2039	285	1.03%	23,779,725	0.89%	16	1.22%	1,079,006	0.82%
2040 - 2044	26	0.09%	2,591,577	0.10%	1	0.08%	125,341	0.10%
2045 - 2049	54	0.20%	4,268,858	0.16%	1	0.08%	56,170	0.04%
2050 - 2054	38	0.14%	3,450,317	0.13%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

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Project Durham – Narrative Report – Pool B	September 2017	Page | 62

Original Term (months)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	1,335	4.84%	3,419,678	0.13%	65	4.94%	179,664	0.14%
1 - 60	12	0.04%	327,589	0.01%	1	0.08%	65,552	0.05%
61 - 120	245	0.89%	17,910,201	0.67%	12	0.91%	1,121,150	0.85%
121 - 180	2,993	10.84%	269,214,018	10.08%	144	10.95%	13,445,133	10.20%
181 - 240	7,401	26.81%	721,580,459	27.01%	351	26.69%	34,751,343	26.37%
241 - 300	15,195	55.04%	1,615,825,718	60.49%	725	55.13%	80,700,370	61.24%
301 - 360	300	1.09%	29,936,395	1.12%	11	0.84%	971,912	0.74%
361 - 420	48	0.17%	4,166,229	0.16%	4	0.30%	374,551	0.28%
421 - 480	23	0.08%	2,535,618	0.09%	.	.%	.	.%
481 - 540	53	0.19%	6,460,735	0.24%	2	0.15%	171,566	0.13%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Current Balance	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
-49,999.99 - -25,000.00	1	0.00%	-49,308	0.00%	.	.%	.	.%
-24,999.99 - -10,000.00	2	0.01%	-35,362	0.00%	.	.%	.	.%
-9,999.99 - .00	303	1.10%	-13,650	0.00%	5	0.38%	0	0.00%
.01 - 10,000.00	2,049	7.42%	5,759,210	0.22%	100	7.60%	324,463	0.25%
10,000.01 - 25,000.00	759	2.75%	13,143,373	0.49%	31	2.36%	524,466	0.40%
25,000.01 - 50,000.00	2,369	8.58%	91,273,431	3.42%	109	8.29%	4,214,930	3.20%
50,000.01 - 75,000.00	5,541	20.07%	352,409,393	13.19%	256	19.47%	16,204,390	12.30%
75,000.01 - 100,000.00	5,587	20.24%	487,055,854	18.23%	251	19.09%	21,925,550	16.64%
100,000.01 - 150,000.00	6,734	24.39%	808,995,951	30.28%	354	26.92%	42,606,413	32.33%
150,000.01 - 200,000.00	2,354	8.53%	403,760,120	15.11%	105	7.98%	18,112,079	13.74%
200,000.01 - 250,000.00	1,050	3.80%	232,705,100	8.71%	51	3.88%	11,185,087	8.49%
250,000.01 - 500,000.00	825	2.99%	253,207,310	9.48%	50	3.80%	14,906,005	11.31%
500,000.01 - 750,000.00	19	0.07%	10,798,817	0.40%	3	0.23%	1,777,858	1.35%
750,000.01 - 1,000,000.00	5	0.02%	4,469,568	0.17%	.	.%	.	.%
1,000,000.01 - 1,250,000.00	5	0.02%	5,238,531	0.20%	.	.%	.	.%
1,250,000.01 - 1,500,000.00	2	0.01%	2,658,304	0.10%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 63

Arrears (CER calculation)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	26,612	96.40%	2,578,463,883	96.52%	1,270	96.58%	126,846,781	96.26%
.01 - 50.00	417	1.51%	22,060,937	0.83%	13	0.99%	443,049	0.34%
50.01 - 100.00	98	0.36%	9,071,726	0.34%	4	0.30%	319,762	0.24%
100.01 - 200.00	194	0.70%	19,898,783	0.74%	13	0.99%	1,514,599	1.15%
200.01 - 300.00	96	0.35%	11,893,200	0.45%	3	0.23%	339,576	0.26%
300.01 - 400.00	66	0.24%	8,283,461	0.31%	4	0.30%	569,626	0.43%
400.01 - 500.00	48	0.17%	7,669,316	0.29%	2	0.15%	364,070	0.28%
500.01 - 1,000.00	62	0.22%	12,010,366	0.45%	5	0.38%	1,205,889	0.92%
1,000.01 - 2,000.00	12	0.04%	2,024,969	0.08%	1	0.08%	177,890	0.13%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Months in Arrears (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	27,341	99.04%	2,646,652,648	99.07%	1,296	98.56%	129,947,606	98.61%
1	203	0.74%	20,211,127	0.76%	17	1.29%	1,571,128	1.19%
2	51	0.18%	3,881,852	0.15%	2	0.15%	262,508	0.20%
3	5	0.02%	319,338	0.01%	.	.%	.	.%
4	5	0.02%	311,675	0.01%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Current Interest Rate	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .0000	2	0.01%	191,805	0.01%	.	.%	.	.%
.0001 - .5000	.	.%	.	.%	.	.%	.	.%
.5001 - 1.0000	643	2.33%	62,056,835	2.32%	32	2.43%	2,729,339	2.07%
1.0001 - 1.5000	1,314	4.76%	120,976,057	4.53%	64	4.87%	6,238,356	4.73%
1.5001 - 2.0000	15,163	54.93%	1,450,765,190	54.31%	746	56.73%	71,125,556	53.97%
2.0001 - 2.5000	3,754	13.60%	434,900,958	16.28%	179	13.61%	22,632,129	17.17%
2.5001 - 3.0000	980	3.55%	81,492,275	3.05%	55	4.18%	4,718,715	3.58%
3.0001 - 3.5000	34	0.12%	3,502,782	0.13%	1	0.08%	26,854	0.02%
3.5001 - 4.0000	7	0.03%	350,520	0.01%	1	0.08%	64,896	0.05%
4.0001 - 4.5000	242	0.88%	4,972,879	0.19%	16	1.22%	253,373	0.19%
4.5001 - 5.0000	5,422	19.64%	506,844,311	18.97%	220	16.73%	23,919,768	18.15%
5.0001 - 5.5000	.	.%	.	.%	.	.%	.	.%
5.5001 - 6.0000	40	0.14%	5,157,094	0.19%	1	0.08%	72,256	0.05%
6.0001 - 6.5000	4	0.01%	165,935	0.01%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 64

Region	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
South East	4,107	14.88%	472,602,537	17.69%	193	14.68%	23,103,420	17.53%
Greater London	3,216	11.65%	493,503,900	18.47%	157	11.94%	24,966,277	18.95%
Scotland	6,699	24.27%	564,765,843	21.14%	326	24.79%	27,951,935	21.21%
North West	3,764	13.64%	316,011,156	11.83%	181	13.76%	15,518,798	11.78%
West Midlands	1,634	5.92%	133,729,423	5.01%	87	6.62%	7,067,331	5.36%
South West	1,138	4.12%	112,620,650	4.22%	49	3.73%	5,025,492	3.81%
Yorkshire & Humberside	1,579	5.72%	113,209,433	4.24%	77	5.86%	5,726,091	4.35%
East Midlands	1,201	4.35%	99,015,023	3.71%	46	3.50%	4,344,895	3.30%
North	1,588	5.75%	129,708,812	4.86%	75	5.70%	6,896,538	5.23%
Wales	954	3.46%	86,685,105	3.24%	31	2.36%	3,286,432	2.49%
East Anglia	622	2.25%	65,493,700	2.45%	29	2.21%	3,032,109	2.30%
Northern Ireland	1,103	4.00%	84,031,059	3.15%	64	4.87%	4,861,924	3.69%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Property Description	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Terraced House	9,818	35.57%	929,531,636	34.80%	449	34.14%	46,381,334	35.20%
Flat or Apartment	12,198	44.19%	1,131,607,770	42.36%	602	45.78%	56,717,356	43.04%
Semi Detached House	3,113	11.28%	345,006,194	12.91%	140	10.65%	15,800,174	11.99%
Detached House	616	2.23%	95,943,030	3.59%	33	2.51%	4,613,624	3.50%
Bungalow	770	2.79%	77,250,385	2.89%	43	3.27%	4,389,806	3.33%
Maisonette	613	2.22%	59,605,348	2.23%	34	2.59%	2,440,968	1.85%
Unknown	405	1.47%	24,770,176	0.93%	12	0.91%	1,067,481	0.81%
Cottage	42	0.15%	4,033,837	0.15%	1	0.08%	77,638	0.06%
Other	30	0.11%	3,628,267	0.14%	1	0.08%	292,861	0.22%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 65

Indexed LTV (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	37	0.13%	-98,157	0.00%	.	.%	.	.%
.01 - 10.00	342	1.24%	3,307,704	0.12%	18	1.37%	165,968	0.13%
10.01 - 20.00	344	1.25%	12,048,921	0.45%	14	1.06%	569,447	0.43%
20.01 - 30.00	576	2.09%	32,970,714	1.23%	24	1.83%	1,251,904	0.95%
30.01 - 40.00	1,068	3.87%	96,072,069	3.60%	42	3.19%	4,116,917	3.12%
40.01 - 50.00	2,253	8.16%	256,261,836	9.59%	102	7.76%	11,618,717	8.82%
50.01 - 60.00	3,937	14.26%	468,467,448	17.54%	179	13.61%	23,966,498	18.19%
60.01 - 70.00	4,638	16.80%	496,292,149	18.58%	224	17.03%	24,124,204	18.31%
70.01 - 80.00	5,232	18.95%	494,292,011	18.50%	264	20.08%	24,630,811	18.69%
80.01 - 90.00	6,225	22.55%	557,623,727	20.87%	312	23.73%	27,380,328	20.78%
90.01 - 100.00	2,674	9.69%	227,506,250	8.52%	119	9.05%	11,932,064	9.05%
100.01 - 110.00	203	0.74%	19,663,014	0.74%	14	1.06%	1,686,180	1.28%
110.01 - 120.00	69	0.25%	6,162,425	0.23%	3	0.23%	338,206	0.26%
120.01+	7	0.03%	806,532	0.03%	.	.%	.	.%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

No. of Borrowers	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	17,948	65.02%	1,719,151,902	64.35%	830	63.12%	82,528,156	62.63%
2	9,359	33.90%	919,999,121	34.44%	469	35.67%	47,425,136	35.99%
3	181	0.66%	18,831,364	0.70%	13	0.99%	1,555,898	1.18%
4	117	0.42%	13,394,254	0.50%	3	0.23%	272,052	0.21%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Borrower 1 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1920 - 1929	3	0.01%	407,337	0.02%	.	.%	.	.%
1930 - 1939	55	0.20%	5,380,010	0.20%	1	0.08%	117,832	0.09%
1940 - 1949	1,489	5.43%	150,519,861	5.68%	68	5.18%	6,858,810	5.22%
1950 - 1959	5,938	21.64%	584,657,102	22.05%	291	22.18%	29,071,187	22.12%
1960 - 1969	11,287	41.14%	1,110,582,519	41.89%	516	39.33%	53,083,527	40.39%
1970 - 1979	7,728	28.17%	717,179,500	27.05%	391	29.80%	38,642,160	29.40%
1980 - 1989	936	3.41%	82,418,732	3.11%	45	3.43%	3,661,047	2.79%
Total	27,436	100.00%	2,651,145,061	100.00%	1,312	100.00%	131,434,563	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 66

Borrower 2 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	28	0.29%	2,376,052	0.25%	2	0.41%	202,904	0.41%
1940 - 1949	527	5.46%	52,375,364	5.50%	27	5.57%	3,100,688	6.30%
1950 - 1959	2,300	23.82%	224,053,446	23.54%	115	23.71%	10,703,905	21.73%
1960 - 1969	4,069	42.14%	403,510,623	42.39%	192	39.59%	20,780,420	42.19%
1970 - 1979	2,406	24.92%	236,117,996	24.80%	128	26.39%	12,161,633	24.69%
1980 - 1989	323	3.35%	33,236,335	3.49%	21	4.33%	2,303,536	4.68%
1990	3	0.03%	283,909	0.03%	.	.%	.	.%
Total	9,656	100.00%	951,953,723	100.00%	485	100.00%	49,253,086	100.00%

Borrower 3 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	2	0.67%	278,145	0.86%	.	.%	.	.%
1940 - 1949	18	6.04%	1,190,925	3.70%	2	12.50%	111,289	6.09%
1950 - 1959	46	15.44%	5,783,431	17.95%	.	.%	.	.%
1960 - 1969	125	41.95%	14,032,092	43.54%	7	43.75%	964,209	52.75%
1970 - 1979	86	28.86%	8,546,790	26.52%	6	37.50%	663,456	36.30%
1980 - 1989	21	7.05%	2,394,234	7.43%	1	6.25%	88,996	4.87%
Total	298	100.00%	32,225,618	100.00%	16	100.00%	1,827,950	100.00%

Borrower 4 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	1	0.86%	150,383	1.13%	.	.%	.	.%
1940 - 1949	8	6.90%	748,895	5.61%	1	33.33%	60,529	22.25%
1950 - 1959	37	31.90%	4,286,266	32.08%	.	.%	.	.%
1960 - 1969	48	41.38%	6,416,807	48.03%	2	66.67%	211,523	77.75%
1970 - 1979	14	12.07%	1,356,541	10.15%	.	.%	.	.%
1980 - 1989	8	6.90%	400,573	3.00%	.	.%	.	.%
Total	116	100.00%	13,359,465	100.00%	3	100.00%	272,052	100.00%

Vulnerable Borrower Flag	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
N	27,493	99.59%	2,662,086,701	99.65%	1,306	99.32%	131,397,123	99.71%
Y	112	0.41%	9,289,940	0.35%	9	0.68%	384,119	0.29%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Borrower 1 BK / IVA (last 6 years)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	698	2.53%	68,568,631	2.57%	40	3.04%	3,868,397	2.94%
2	12	0.04%	1,163,582	0.04%	.	.%	.	.%
C	3,100	11.23%	279,920,258	10.48%	156	11.86%	14,273,587	10.83%
M	22,217	80.48%	2,168,903,083	81.19%	1,053	80.08%	106,854,966	81.09%
ND	1,578	5.72%	152,821,087	5.72%	66	5.02%	6,784,292	5.15%
Total	27,605	100.00%	2,671,376,641	100.00%	1,315	100.00%	131,781,242	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool B	September 2017	Page | 67